[Logo] WM
       GROUP of FUNDS




                               [Graphic Omitted]



STRATEGIC ASSET
          MANAGEMENT PORTFOLIOS


                                                    ----------------------------
                                                    the difference is experience
                                                    ----------------------------

                                                                   Annual Report
                                             for the year ended October 31, 1999

                               [Graphic Omitted]

WM Strategic Asset
MANAGEMENT PORTFOLIOS

strategic growth portfolio

conservative growth portfolio

balanced portfolio

flexible income portfolio

income portfolio


CONTENTS

message from the president         1

events of the century              2

diversifying your portfolio        5
and managing risks

individual portfolio reviews       7

statements of assets              18
and liabilities

statements of operations          20

statements of changes             21
in net assets

statements of changes             24
in net assets - capital
stock activity

financial highlights              26

portfolio of investments          36

notes to financial                41
statements

independent                       46
auditors' report

special meeting of                47
shareholders (unaudited)

tax information                   48
(unaudited)

[Photo of William G. Papesh]

DEAR SHAREHOLDER,

The decade, the century, and the millennium are simultaneously drawing to a close. To the typical investor, the more recent past is likely of greatest interest. From 1990 through October 31, 1999, the value of the U.S. stock market rose nearly 400%, as measured by the S&P 500(1). The 1990s also saw one of the longest-running economic expansions on record. However, compared to other historic investment events of this century, the 1990s are perhaps not all that remarkable.

This year, our fund family celebrates its 60th year in the investment management business. Our time-honored tradition dates to 1939 when Composite Research & Management Co. (now known as WM Advisors) launched the Bond & Stock Fund, which was one of the first 50 mutual funds in the U.S. Today, investors can choose from more than 11,000 mutual funds. In the intervening 60 years, the investment landscape has been permanently altered, first by theoretical advances in finance and then by innovations in computer technology. We have managed stock and bond investments through six decades of changing market environments, including World War II, the Vietnam War, wage and price controls, the stock market crash of 1987, and 10 recessions. Throughout these events, our approach to investing has remained the same, defined by rigorous research, a commitment to outstanding performance, and a value-oriented investment philosophy.

From the beginning, the WM Group of Funds has recognized the value of diversification in managing investment portfolios. By combining bond and stock investments in a single portfolio in the 1930s, the Bond & Stock Fund sought to offer investors a convenient and professionally managed investment vehicle designed to weather the storms of changing market conditions. Of course, the theory of diversification - which created a means to mathematically measure the actual and potential risk-reduction benefits of investing in a diversified portfolio - did not arise until the 1950s. Since then, computer technology has led to more sophisticated asset allocation models such as those employed in managing the WM Strategic Asset Management Portfolios. The addition of the International Growth Fund to the WM Group of Funds family has provided expanded opportunities for individuals to craft a well-diversified portfolio.

The importance of diversification in managing investment risk was evident in the financial market results this year. During the 12-month period ended October 31, 1999, both U.S. and foreign stock markets posted strong gains, with the S&P 500 up 25.67% and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) index rising 23.67%(2). A combination of low inflation, strong economic growth and continued consumer spending helped sustain corporate earnings and the U.S. market. Internationally, higher share prices in Japan and a recovery from last year's currency crisis in Pacific Rim countries helped boost the international index. However, U.S. bond markets declined during the same period in response to actions by the Federal Reserve to raise interest rates to forestall potential increases in inflation.

As is often the case, stock and bond markets moved in opposite directions through much of 1999. Bond investors, who included some stock investments in their portfolios, probably fared better than those who held only fixed-income investments. Those who invested primarily in stock funds may have experienced most of their gains in the first six months of 1999, as the S&P 500 posted a 6.24% decline from the end of June to the end of September(1). Including a small allocation to bonds and bond funds in an equity portfolio can potentially help temper risk and, over time, result in higher long-term returns.

Your Investment Representative can help you select an appropriate mix of investments for your portfolio based on your financial goals. Whether you are seeking current income or long-term capital appreciation, the WM Group of Funds offers investment vehicles designed to meet your goals and financial needs. For example, the Strategic Asset Management (SAM) Portfolios provide the convenience of immediate diversification and the advantages of professionally-managed asset allocation through changing market conditions. For more information about additional strategies that can help you pursue your financial objectives, speak with your Investment Representative.

As the new millennium approaches, we look forward to continuing to leverage our experience and history to meet the investment challenges of tomorrow. Thank you for your continued confidence in the WM Group of Funds.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) Source: Standard & Poor's. The S&P 500 is an unmanaged index of common stocks. Results include reinvestment of dividends.

(2) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) index is a market capitalization weighted index designed to measure the performance of 23 developed markets worldwide.

Past performance is no guarantee of future results. Individuals cannot invest directly in any index.

[graphic omitted]

EVENTS OF THE CENTURY

      SHAPING THE DOW JONES INDUSTRIAL AVERAGE

As we move toward the beginning of the new millennium, it is important to examine the events of the last century in order to gain some insight to the future. During the past 100 years, we have witnessed tremendous change and have overcome much adversity, and through it all, economies and markets have continued to grow and expand. Despite two World Wars, the Great Depression, and the rise and fall of Communism, equity markets in the United States have increased more than 16,000% (as measured by the Dow Jones Industrial Average).(2) Events of the past century have completely reshaped the way we live and conduct business - and during this time, companies have flourished and often times dramatically increased in value. By highlighting these major events, we can examine their impact on the growth of the financial markets and the upward trajectory of the Dow.

THE BIRTH OF U.S. STEEL CORP.                                               1901

On March 3, 1901, the merger between J.P. Morgan and Carnegie Steel created the first billion-dollar corporation that controlled nearly two-thirds of the nation's steel market.

THE WRIGHT BROTHERS TAKE FLIGHT                                             1903

On a beach near Kitty Hawk, North Carolina, Orville and Wilbur Wright used a 12-horsepower engine to fly 120 feet in 12 seconds. This signified the birth of an industry that would eventually speed world travel, affect the outcome of wars, and generate billions of dollars.

THE SAN FRANCISCO EARTHQUAKE                                                1906

On April 18, 1906, a major earthquake shook San Francisco and started fires that destroyed the entire city. It took years to rebuild the nearly 20,000 buildings destroyed in the quake. The Creation of the Ford Assembly Line 1913 Henry Ford revolutionized the concept of mass production, increasing efficiencies and cutting costs of the Model T, as the division of labor was born.

WORLD WAR I BEGINS                                                          1914

The assassination of Austria-Hungary's Archduke Francis Ferdinand and his wife in June 1914 led to war against Serbia. Pre-existing alliances drew in nearly every European nation, and World War I was underway.

PANAMA CANAL OPENED                                                         1914

In August 1914, world trade would forever be altered as the Panama Canal was opened. The Canal drastically shortened shipping time and cost between the Atlantic and Pacific Oceans.

WOMEN'S SUFFRAGE                                                            1920

Stemming from an 1848 convention in Seneca Falls, the suffrage amendment was finally ratified nationally in August 1920.

FIRST COMMERCIAL RADIO BROADCAST                                            1920

Westinghouse burst into the mainstream by broadcasting the first commercial radio event on November 2, 1920. The company announced the results of the Cox/Harding presidential election and, as a result, generated huge sales of wireless sets.

THE STOCK MARKET CRASH                                                      1929

In October 1929, panic shook the U.S. stock market, with investors eventually losing $30 billion, or the equivalent of nearly one-third of the entire country's economic output.

THE GREAT DEPRESSION                                                        1932

The Depression reached its peak in 1932 with more than 25% of the workforce unemployed, thousands of bank failures, and more than a million homeless people wandering the streets.

SOCIAL SECURITY CREATED                                                     1935

An important part of FDR's New Deal, the passing of the Social Security Act created the first pension system for American workers.

UNIONS GAIN STRENGTH                                                        1937

A sit-down strike organized by the United Auto Workers (UAW) turned violent as riots broke out in Flint, Michigan. Labor won an important battle when General Motors, facing substantial losses from a complete shutdown, signed an agreement that gave UAW tremendous power in negotiation.

BOMBING OF PEARL HARBOR                                                     1941

On December 7, 1941, 183 planes attacked unsuspecting Pearl Harbor, destroying multiple ships and signaling the end to an isolationist stance and a beginning to U.S. involvement in World War II.

ENIAC INTRODUCED                                                            1946

Engineer Presper Eckert and physicist John Mauchly introduced the world's first digital computer at the University of Pennsylvania. The beast weighed 30 tons and covered 1,800 square feet. The two men later unveiled UNIVAC, the first business computer and an important symbol of the beginning of what would be the technological revolution.

THE BABY BOOM BEGINS                                                        1947

The end of the Depression and World War II triggered the highest birthrate in the history of the nation as the Baby Boom generation brought unprecedented prosperity.

COLD WAR BEGINS WITH THE KOREAN WAR                                         1950

Communist North Korean troops invaded South Korea, eventually securing backing from China, as United Nations forces fought to a standoff around the 38th parallel.

TELEVISION ASSERTS ITS DOMINANCE                                            1954

Signifying the beginning of an era, television finally overtook radio in annual revenues with over $590 million. Many of the biggest entertainers had already made the jump to TV, as the set became a fixture in the American home.

RUSSIANS ENTER SPACE WITH SPUTNIK                                           1957

On October 4, 1957, the Soviet Union launched Sputnik, the first satellite to enter outer space. This launch signaled the beginning of the space race, an important aspect of the Cold War.

CUBAN MISSILE CRISIS                                                        1962

It was late October 1962 when U.S. spy planes spotted a buildup of Russian nuclear missiles in Cuba, less than one hundred miles from U.S. shores. Kennedy responded with a full blockade and both countries stood at military readiness for nearly a week. Finally, on October 28, the Russians agreed to remove the weapons from Cuba.

JFK ASSASSINATED                                                            1963

In Dallas, Texas, while campaigning for the 1964 presidential election, President Kennedy was shot and killed, sending the nation into mourning.

MAN LANDS ON THE MOON                                                       1969

On July 16, 1969, with hundreds of millions watching on television, astronaut Neil Armstrong became the first person to set foot on the moon's surface.

THE U.S. LEAVES VIETNAM                                                     1973

Following years of criticism and protest in the United States, a cease-fire was signed on January 27, 1973, and the remaining troops in Vietnam were sent home. Vietnam united under a communist regime two years later.

OIL EMBARGO                                                                 1973

War erupted between Arabs and Israelis in October 1973 and OPEC responded by dramatically increasing the price of oil and cutting supplies to countries supporting Israel. The embargo lasted six months and had a significant impact on the U.S. economy, effectively ending the post-WWII economic boom.

[graphic omitted]

PRESIDENT NIXON RESIGNS                                                     1974

Faced with impeachment stemming from the Watergate scandal, President Richard Nixon resigned, and Gerald Ford took over control of the oval office.

RUNAWAY INFLATION                                                           1980

For the first time in modern history, 1980 ends with back-to-back years of double-digit inflation. Disgruntled by the economic situation, the American public elected Ronald Reagan, who would bring an end to 50 years of strong government involvement in economic programs.

BLACK MONDAY STOCK MARKET CRASH                                             1987

In October 1987, a thriving stock market came to a crash as fears over rising inflation and interest rates caused a massive selloff in the equity markets.

FALL OF THE BERLIN WALL                                                     1989

What had become the symbol of a divided Germany and a divided world of Capitalism versus Communism, the Berlin Wall fell and Germany was united.

INTRODUCTION OF THE WORLD WIDE WEB                                          1993

Programmers at the University of Illinois released software that enabled any computer to access the World Wide Web, forever changing the way business is conducted.

PRESIDENTIAL IMPEACHMENT                                                    1998

A scandal in the White House commanded global attention as Bill Clinton, the impeached president, remained in office when he retained Senate votes.

BUDGET SURPLUSES                                                            1999

With the close of the fiscal year in September 1999, the U.S. reported its second consecutive budget surplus, marking the first surpluses since 1969. The century closes in the midst of one of the longest lasting economic and stock market expansions.

While these major events of the past century have significantly changed our lives, the principles of long-term investing have remained true. The fundamental strength of U.S. companies over the long term is what has continued to drive equity markets higher. World Wars have come and gone, but investment principles remain firmly in tact. Rather than being unduly concerned with short-term market fluctuations, it is important to maintain your long-term focus and continue to invest as we move into the next century.

(1) Source of historical data: Time-Life Books
(2) Source: Bloomberg Business News and Dow Jones. All Dow Jones Index information is based on the month-end closing values. The Dow Jones Industrial Average (DJIA) is an unmanaged index of industrial stocks that is often used to measure the overall U.S. equity market. Individuals cannot invest directly in an index. Chart uses logarithmic scale.

[graphic omitted]

1900                                         1910                              1920
------------------------------------------------------------------------------------------------------------------------
Birth of U.S.  Wright Bros.   San Francisco      Ford Asembly  World War I     Women's Sufferage     The Stock
Steel Corp.    Dow 49.11      Earthquake         Line          Begins          Dow 86.16             Market Crash
Dow 69.43                     Dow 90.53          Dow 78.78     Dow 71.42                             Dow 273.51
                                                                               First Commercial
                                                               Panama Canal    Radio Broadcast
                                                               Opens           Dow 76.04
                                                               Dow 54.58

1930                                         1940                                     1950
------------------------------------------------------------------------------------------------------------------------
  The Great     Social Security   Unions Gain    Pearl Harbor   ENIAC       The Baby     The Korean  Television  Sputnik
  Depression    Created           Strength       Bombed         Introduced  Boom Begins  War         Dow 404.38  Dow 441.03
  Dow 59.93     Dow 144.13        Dow 185.74     Dow 110.96     Dow 190.09  Dow 181.16   Dow 200.10

1960                                         1970                                     1980
------------------------------------------------------------------------------------------------------------------------
   Cuban      JFK               Man Lands        U.S. Leaves   President Nixon        Runaway      Black Monday  Fall of
   Missile    Assassinated      on the Moon      Vietnam       Resigns                Inflation    Market Crash  The Berlin
   Crisis     Dow 750.51        Dow 815.46       Dow 999.01    Dow 678.58             Dow 963.98   Dow 1993.50   Wall
   Dow 589.77                                                                                                    Dow 2706.27
                                                 Oil Embargo
                                                 Dow 956.57

1990
------------------------------------------------------------------------------
  Introduction of the       Presidential         Budget Surplus
  World Wide Web            Impeachment          Dow 10,336.95
  Dow 3754.09               Dow 9116.55

[graphic omitted]

DIVERSIFYING YOUR PORTFOLIO CAN HELP YOU MANAGE INVESTMENT RISK.

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

Investment risk comes in many forms. The risk that most people think of is the potential to lose money due to a decline in the value of an investment. Understanding this type of risk - known as market risk - is critical to making sound investment decisions.

Other types of risk, however, should also be considered when choosing investments. Inflation risk is often overlooked by those who are investing for current income or to preserve capital. But over time, inflation can eat away at your purchasing power. If prices were to rise at an inflation rate of 4% per year, after 20 years a dollar would buy only half as much as it does today. Another more subtle form of risk involves the possibility of not meeting your investment objectives. If you are investing to build a nest egg for retirement, for example, the consequences of not meeting your goal could be significant.

Unfortunately, these different types of risk can make it difficult for people to feel comfortable with their investment choices. For example, if you invest in growth-oriented stock funds in order to have the best chance of outpacing inflation, you will generally incur a higher degree of market risk, since stocks tend to be more volatile than other types of investments.

[graphic omitted]

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

--------------------------------------------------------------------------------
    ASSET ALLOCATION TAKES THE CONCEPT OF DIVERSIFICATION ONE STEP FURTHER.
--------------------------------------------------------------------------------

WHY DIVERSIFICATION CAN HELP REDUCE RISK

Diversification helps put the law of averages to work for you. When you invest in more than one stock or bond, your portfolio return is based on the average of all the individual securities in the portfolio. But the variability of your returns - a way to measure your chance of loss - will likely be less than the average volatility of the individual securities. This means that by diversifying, you can potentially reduce risk without having to sacrifice the opportunity to earn higher returns.

Asset allocation takes the concept of diversification one step further. Because prices of different types of assets, such as money market instruments, bonds, and stocks, often don't react the same way to market events, they can provide potentially greater diversification benefits than securities in the same asset class. A measure that can help assess the potential risk-reduction afforded is known as correlation. The lower the correlation between two securities, the greater the diversification opportunities. In general, U.S. stocks tend to have a correlation of around 0.70 with each other, while stocks and bonds have a correlation of less than 0.40.*

--------------------------------------------------------------------------------
   CORRELATION IS THE DEGREE TO WHICH INVESTMENTS MOVE UP AND DOWN TOGETHER.
--------------------------------------------------------------------------------

KEEP YOUR TIME FRAME IN MIND

The individual asset classes that you choose for your investment portfolio will depend largely on your time frame. Whether you are pursuing a short-term goal or have a longer-term investment horizon, it's always important to seek to diversify your investments appropriately. For more information about how to tailor your portfolio to fit your objectives, speak with your financial representative.

Fixed-Income Investments Can Help
                 SMOOTH PORTFOLIO RETURNS

Although equity investments have dominated headlines in recent years, fixed-income securities remain a viable investment alternative that can play an important part in an overall investment portfolio. Bond investments are generally less risky than stock investments and have a predictable income stream that continues even if prices decline. With low inflation creating strong real returns, the current market environment is quite positive for fixed-income investments. The real return of an investment is the difference between the overall return and the current rate of inflation; it measures the change in wealth or buying power offered by an investment. Even with bond yields that are less-than-historical averages, lower inflation can produce very attractive real returns.

In addition to strong results, fixed-income investments offer diversification and risk management characteristics as a part of an overall investment portfolio. Bonds can reduce volatility in your portfolio if combined with stock investments. Bond investments also offer a safer environment if you are closer to reaching a long-term goal, such as a college fund or retirement portfolio. Speak with your representative about your current portfolio and discuss strategies to incorporate fixed-income investments.

STRONG REAL RETURNS FOR FIXED-INCOME INVESTMENTS VS. INFLATION
(January 1985 - October 1999)

HIGH-YIELD CORPORATE               11.36%
CORPORATE                           9.95%
MORTGAGE                            9.67%
GOVERNMENT                          9.02%
INFLATION                           3.22%

Source: Ibbotson Associates. Lehman Brothers indices used for Corporate, Mortgage and Government Bonds; Ibbotson indices used for high-yield bonds and inflation. Individuals cannot invest directly in an index.

--------------------------------------------------------------------------------

CONSIDER INTERNATIONAL INVESTMENTS

Over the years, the correlation between domestic stocks and bonds has gradually risen. Therefore, the potential diversification benefits afforded today, while still quite substantial, may not be as significant as they were in the '40s, '50s, and '60s.

Because the concept of diversification applies to many types of investments, however, you can potentially further reduce the variability of your portfolio returns by investing in additional asset classes.

If you are investing for a long-term goal, including international investments in your asset allocation may potentially help temper declines in the values of your domestic stock and bond investments over time. Prices of stocks and bonds issued by companies or governments in foreign countries often do not move in tandem with securities prices in the U.S. For example, the foreign stocks that comprise the Morgan Stanley Capital International EAFE index have a correlation of 0.53 with the S&P 500 index.**

Of course, risk is only part of the equation. The chart to the left shows annual historical returns for international stock and bond indices since 1985. As in the U.S. markets, stocks have generally posted higher returns than bonds over time, but also carry a greater degree of risk.

 * Source: Standard & Poor's. Stocks are represented by the S&P 500. Bonds are represented by the returns of 30-year Government bonds. Based on monthly returns for the 20-year period ended September 30, 1999.

** Source: Standard & Poor's. Based on monthly returns for the 20-year period ended September 30, 1999. International investments can carry greater risks including currency, liquidity and political risks.

PERFORMANCE OF INTERNATIONAL INVESTMENTS INDICES
(January 1985 - October 1999)

MSCI Nordic Countries                             22.13%
MSCI Europe                                       19.40%
MSCI World                                        16.44%
MSCI EAFE                                         15.55%
SB Foreign Government Bonds                       12.91%
MSCI Far East                                     11.33%
IFCG Emerging Markets                             11.09%

Source: Ibbotson Associates. Regional equity indices provided by Morgan Stanley Capital International (MSCI), bond index provided by Salomon Brothers, and Emerging Markets index provided by the International Finance Corporation. Individuals cannot invest directly in an index. International investments can carry greaster risks including currency, liquidity and political risks.

-----------------
       INDIVIDUAL
PORTFOLIO reviews
-----------------

      TO OUR ASSET
ASSET ALLOCATION CLIENTS

              Welcome to the Strategic Asset Management Portfolios.

                We are pleased to provide you with an overview of
                   our five asset allocation portfolios, each
                              designed to meet your
                          individual investment needs.

             This report includes performance reviews and highlights
              of the investment strategies incorporated during the
                   twelve-month period ended October 31, 1999.

UNDERSTANDING THE ENCLOSED
CHARTS AND PERFORMANCE

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The SALOMON BROTHERS U.S. 90-DAY T-BILL INDEX measures performance of United States Treasury bills with maturities of three months.

o The LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/ CORPORATE INDEX is designed to represent all U.S. government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to five years.

o The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES (MBS) INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index, however graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages (GEMs) are not.

o The LEHMAN BROTHERS BAA LONG-TERM CORPORATE BOND INDEX includes all publicly issued, fixed-rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturities greater than ten years.

o The LEHMAN BROTHERS AGGREGATE INDEX is an all- inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

o The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index.

o The RUSSELL 2000 GROWTH INDEX measures the performance of the companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000 Index.

o The RUSSELL 3000 INDEX is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, AND THE FAR EAST (EAFE) PLUS EMERGING MARKETS FREE INDEX is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The index is calculated with gross dividends reinvested and in United States Dollars.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day Securities and Exchange Commission (SEC) yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the ending offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

THE YEAR 2000 PROBLEM (Y2K)
Many computer systems in use today cannot process date-related information in relation to year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the WM Funds' or Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on Fund or Portfolio operations and the services that are provided to shareholders. Similarly, the values of certain of the WM Funds' or Portfolios' assets may be adversely affected by the inability of their issuers or third parties to properly process date-related information.

The Advisor, Shareholder Service Agent and Administrator have advised the Funds and Portfolios that they have reviewed their critical computer systems and are confident that the systems will process information correctly regardless of the end of the century. The Funds and Portfolios have received similar assurances from other key service providers. We recognize that no one can guarantee that there will not be problems when the Year 2000 arrives, and have developed contingency plans in case problems should occur.

----------------
       STRATEGIC
GROWTH portfolio
----------------

GROWTH OF A $10,000 INVESTMENT(5)
(class A shares)+

         Fund        Fund
       (Class A    (Class A
        Shares;     Shares;
         not       adjusted
       adjusted     for the
         for        maximum       Capital                       Russell
        sales      5.5% sales      Market                        3000
        charge)     charge)      Benchmark(1)  Inflation(3)     Index(2)
------------------------------------------------------------------------
       $10,000     $ 9,450        $10,000        $10,000        $10,000
        10,375       9,805         10,235         10,000         10,289
        10,908      10,308         10,576         10,040         10,703
        10,992      10,387         10,604         10,080         10,798
        11,291      10,670         11,049         10,113         11,217
        10,951      10,349         11,010         10,147         11,120
        11,346      10,722         11,494         10,167         11,614
Dec 95  11,657      11,015         11,707         10,187         11,803
        11,849      11,197         12,110         10,187         12,146
        12,208      11,536         12,226         10,214         12,324
        12,530      11,840         12,343         10,234         12,448
        12,886      12,177         12,525         10,268         12,684
        13,146      12,423         12,848         10,261         13,009
Jun     12,799      12,095         12,901         10,254         12,967
        11,893      11,238         12,327         10,314         12,288
        12,444      11,760         12,588         10,347         12,660
        12,982      12,268         13,295         10,401         13,349
        12,824      12,118         13,660         10,442         13,593
        13,455      12,715         14,696         10,461         14,551
Dec 96  13,358      12,623         14,408         10,468         14,377
        13,730      12,975         15,303         10,488         15,172
        13,537      12,792         15,427         10,508         15,188
        12,919      12,209         14,785         10,541         14,502
        13,177      12,452         15,668         10,575         15,217
        14,038      13,266         16,630         10,595         16,256
Jun     14,489      13,692         17,372         10,595         16,932
        15,441      14,592         18,751         10,629         18,260
        14,862      14,044         17,709         10,662         17,518
        15,569      14,713         18,678         10,689         18,512
        14,914      14,094         18,055         10,701         17,890
        14,966      14,143         18,891         10,695         18,575
Dec 97  14,981      14,157         19,215         10,708         18,946
        15,159      14,325         19,429         10,728         19,143
        16,325      15,427         20,830         10,748         20,512
        17,094      16,154         21,897         10,769         21,530
        17,326      16,373         22,117         10,788         21,741
        16,819      15,894         21,737         10,808         21,204
Jun     17,367      16,412         22,620         10,821         21,920
        16,955      16,023         22,379         10,834         21,521
        14,266      13,482         19,143         10,847         18,224
        15,158      14,324         20,370         10,860         19,467
        16,008      15,128         22,027         10,886         20,945
        16,942      16,010         23,362         10,886         22,226
Dec 98  18,370      17,359         24,708         10,880         23,639
        19,472      18,401         25,741         10,906         24,442
        18,897      17,858         24,941         10,919         23,576
        20,031      18,930         25,939         10,953         24,441
        21,043      19,886         26,944         11,032         25,543
        20,348      19,229         26,308         11,032         25,058
Jun     21,557      20,371         27,768         11,032         26,324
        21,009      19,854         26,901         11,065         25,526
        20,994      19,840         26,768         11,092         25,236
        21,194      20,028         26,034         11,145         24,591
Oct 99  22,340      21,112         27,681         11,185         26,132

++ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales charges and fees paid by Class B shareholders.
--------------------------------------------------------------------------------

Total Returns as of 10/31/99(5)

CLASS A SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                                (MAY 31, 1995)
    Fund (not adjusted for sales
      charge)                           39.55%      N/A             19.99%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5%
      sales charge)                     31.55%      N/A             18.46%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         25.67%      N/A             25.93%(1)

--------------------------------------------------------------------------------

CLASS B SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                                (MAY 31, 1995)
    Fund (not adjusted for contingent
      deferred sales charge)            38.60%      N/A            19.15%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum
      contingent deferred sales charge) 33.60%      N/A            19.03%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         25.67%      N/A            25.93%(1)

--------------------------------------------------------------------------------

(1) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500 Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception date of the benchmark.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S equity market.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

(4) Annual rate of inflation: 2.33%. Source: Ibbotson Associates.

(5) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits.

  * Annualized

PERFORMANCE REVIEW

The SAM STRATEGIC GROWTH PORTFOLIO (A shares) returned 39.55% (not adjusted for sales charge) for the 12-month period ended October 31, 1999. The Portfolio significantly outperformed its benchmark index for the period, while being managed in an effort to reduce volatility relative to a single asset-class equity investment. Long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio (not adjusted for sales charge) has returned 17.66% above the rate of inflation(4).

ECONOMIC/MARKET REVIEW
The domestic economy accelerated during the past 12 months with overall output increasing more than 4% (for the year ended 9-30-99). Consumer spending continued, as income increased and unemployment remained very low. Economic growth was stronger than most analysts expected, causing inflationary concerns. The Federal Reserve responded with two interest-rate increases during the summer. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures have remained very tame during the past year. This is important to the performance of all financial assets, as weak inflation is very positive for the performance of both bonds and stocks.

Equity markets advanced during the past year, with much of the broad gains concentrated in the early part of the period. During the closing months of 1998 and early 1999, there were broad-based rallies in domestic equity markets with gains seen in both growth and value, small- and large-sized companies, and across multiple sectors. However, this performance narrowed considerably during the latter part of the period. Growth stocks, especially in the Technology and Telecommunications areas, rose significantly, while value stocks fell behind across all capitalization levels. For the period, small-, mid-, and large-cap growth stocks performed very well, outdistancing their value counterparts by significant margins. Cellular, Networking, and Biotech sector indices drove performance, as each more than doubled during the past year. International markets rebounded, led by developing countries and the entire Asian region. Japan reported its best performance in years, and European stocks were generally solid performers, supported by improving economic fundamentals. Overall, equity results around the globe were quite positive for the 12-month period.

INVESTMENT STRATEGY
The STRATEGIC GROWTH PORTFOLIO is diversified in five WM Funds, representing five major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the equity markets.

The overall investment strategy for the period was to:

o Maintain and increase equity focus on large-cap domestic holdings, as prospects for earnings growth improve, although market volatility could continue.

o Reduce exposure to international equities to manage risk, but maintain core position (16%) as markets have stabilized and rebounded.

o Reduce holdings in small-cap stocks during the year to manage Portfolio risk.

o Initiate a position in cash to smooth market volatility.

REVIEW OF PORTFOLIO ALLOCATIONS
The major strategies of the past year were to manage risk levels and concentrate equities in large-cap holdings. We reduced international holdings and small-cap stocks in favor of large-cap domestic equities. We achieved this by focusing assets into the GROWTH FUND (42%), which was the best performing fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the STRATEGIC GROWTH PORTFOLIO. A position in the NORTHWEST FUND also contributed to the strong overall results. Despite accounting for just 3% of assets, the Fund was the second best performer for the year, also being overweighted in the technology arena. While international holdings rebounded and positively added to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains the second largest holding (38%) in the STRATEGIC GROWTH PORTFOLIO, as earnings growth in large-cap stocks were very strong and have been forecast to continue. In addition, we added some assets in cash to help manage risk during volatile periods in the equity markets.

OUTLOOK
The economy continues to grow at strong levels and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Consumer spending remains strong, although the pace in consumption growth seems to be slowing to a more sustainable level, as retail sales have softened and the housing sector has cooled. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. While global growth is accelerating, it is not causing as much of an increase in U.S. export activity as was expected. International economies are improving, although it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This positive economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

PORTFOLIO ALLOCATION
             as of October 31, 1999++

                  GROWTH FUND                          42%
                  GROWTH & INCOME FUND                 38%
                  INTERNATIONAL GROWTH FUND             9%
                  MONEY MARKET FUND                     8%
                  NORTHWEST FUND                        3%

Note: as a percentage of investment company securities

ASSET CLASS DIVERSIFICATION
             as of October 31, 1999++

                  LARGE-CAP STOCKS                     52%
                  MID-CAP STOCKS                       18%
                  FOREIGN STOCKS                       16%
                  CASH EQUIVALENTS                     11%
                  SMALL-CAP STOCKS                      3%

++ may not reflect current allocation

----------------
    CONSERVATIVE
GORWTH portfolio
----------------

GROWTH OF A $10,000 INVESTMENT(5)
(class A shares)+

         Fund         Fund
       (Class A     (Class A
        Shares;      Shares;
         not        adjusted
       adjusted      for the
         for         maximum        Capital                        Russell
        sales       5.5% sales       Market                         3000
        charge)       charge)      Benchmark(1)   Inflation(3)     Index(2)
----------------------------------------------------------------------------
       $10,000        $ 9,450        $10,000        $10,000        $10,000
        10,199          9,639         10,294         10,016          9,922
        10,427          9,854         10,490         10,039         10,604
        10,555          9,975         10,691         10,093         10,930
        10,911         10,311         11,013         10,132         11,479
        11,482         10,850         11,619         10,225         12,340
        11,495         10,863         11,654         10,311         12,704
        11,608         10,970         11,719         10,373         12,717
        11,872         11,219         11,980         10,395         13,243
Jun     11,416         10,788         11,604         10,395         12,639
        11,804         11,155         11,971         10,458         13,236
        11,991         11,331         12,103         10,473         13,590
        12,118         11,451         12,215         10,489         13,436
        12,375         11,695         12,375         10,505         13,660
        12,105         11,439         12,094         10,536         13,137
Dec 91  12,971         12,258         12,822         10,567         14,609
        13,125         12,403         12,750         10,583         14,510
        13,238         12,510         12,749         10,613         14,703
        12,799         12,095         12,475         10,660         14,378
        12,848         12,141         12,609         10,676         14,668
        13,152         12,428         12,830         10,707         14,767
Jun     12,975         12,261         12,636         10,715         14,501
        13,090         12,370         12,822         10,731         15,100
        13,166         12,442         12,883         10,769         14,774
        13,123         12,401         12,943         10,824         14,972
        13,068         12,350         12,848         10,839         15,120
        13,370         12,635         13,079         10,855         15,741
Dec 92  13,550         12,805         13,212         10,894         16,023
        13,737         12,981         13,305         10,917         16,180
        14,001         13,231         13,448         10,947         16,285
        14,408         13,616         13,810         10,978         16,692
        14,498         13,701         13,947         11,016         16,250
        14,831         14,015         14,179         11,032         16,716
Jun     14,835         14,019         14,201         11,024         16,825
        14,940         14,119         14,296         11,078         16,796
        15,576         14,719         14,721         11,117         17,450
        15,620         14,761         14,666         11,156         17,448
        15,935         15,059         14,905         11,187         17,698
        15,540         14,685         14,596         11,202         17,425
Dec 93  16,068         15,184         14,936         11,218         17,767
        16,659         15,742         15,416         11,218         18,310
        16,309         15,412         15,227         11,250         17,867
        15,655         14,794         14,787         11,273         17,086
        15,711         14,847         14,949         11,319         17,281
        15,555         14,699         15,031         11,327         17,471
Jun     15,207         14,371         14,914         11,327         16,993
        15,656         14,795         15,185         11,358         17,519
        16,083         15,198         15,577         11,397         18,283
        15,827         14,956         15,360         11,435         17,894
        16,071         15,187         15,593         11,451         18,189
        15,521         14,667         15,210         11,459         17,525
Dec 94  15,510         14,657         15,317         11,498         17,797
        15,447         14,597         15,366         11,529         18,186
        15,694         14,831         15,653         11,575         18,928
        15,932         15,056         16,050         11,607         19,400
        16,236         15,343         16,402         11,615         19,906
        16,610         15,696         16,711         11,630         20,629
Jun     17,137         16,194         16,892         11,630         21,225
        17,913         16,927         17,377         11,676         22,078
        18,076         17,082         17,321         11,723         22,275
        18,498         17,481         17,689         11,762         23,139
        18,045         17,053         17,577         11,801         22,940
        18,551         17,531         18,020         11,824         23,958
Dec 95  19,023         17,977         18,351         11,848         24,349
        19,293         18,232         18,657         11,848         25,055
        19,847         18,755         18,754         11,879         25,423
        20,268         19,153         18,910         11,902         25,678
        20,789         19,646         19,207         11,942         26,165
        21,123         19,961         19,388         11,933         26,835
Jun     20,730         19,590         19,426         11,925         26,749
        19,446         18,377         18,907         11,995         25,348
        20,234         19,121         19,159         12,034         26,116
        20,942         19,790         19,737         12,096         27,536
        20,647         19,511         19,905         12,144         28,040
        21,279         20,108         20,663         12,167         30,017
Dec 96  21,166         20,002         20,504         12,174         29,657
        21,416         20,238         20,924         12,197         31,297
        21,103         19,942         21,029         12,220         31,332
        20,251         19,137         20,656         12,259         29,915
        20,583         19,451         21,165         12,299         31,390
        21,871         20,668         22,086         12,322         33,534
Jun     22,578         21,336         22,772         12,322         34,929
        23,720         22,415         23,633         12,361         37,668
        22,826         21,570         22,852         12,400         36,138
        23,885         22,571         23,689         12,431         38,187
        22,929         21,668         22,993         12,446         36,904
        22,909         21,649         23,314         12,438         38,318
Dec 97  22,994         21,729         23,560         12,453         39,084
        23,258         21,979         23,862         12,477         39,490
        24,730         23,370         24,910         12,500         42,314
        25,742         24,326         25,607         12,524         44,413
        26,071         24,637         25,784         12,547         44,848
        25,435         24,036         25,488         12,569         43,740
Jun     26,007         24,577         25,899         12,584         45,219
        25,503         24,100         25,806         12,599         44,396
        21,813         20,613         23,582         12,615         37,594
        22,888         21,629         24,234         12,630         40,158
        24,096         22,771         25,527         12,661         43,207
        25,479         24,078         26,459         12,661         45,849
        27,327         25,824         27,337         12,653         48,763
Dec 98  28,709         27,130         27,826         12,684         50,420
        27,957         26,420         27,251         12,699         48,634
        29,629         28,000         28,009         12,738         50,418
        31,037         29,330         28,819         12,830         52,692
        30,115         28,459         28,302         12,830         51,691
Jun     31,738         29,993         29,219         12,830         54,303
        31,161         29,447         29,016         12,869         52,657
        31,086         29,376         28,965         12,900         52,058
        31,381         29,655         28,811         12,962         50,727
Oct 99  32,900         31,091         29,727         13,008         53,908

+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales charges and fees paid by Class B shareholders.
--------------------------------------------------------------------------------


Total Returns as of 10/31/99(5)

CLASS A SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                            (SEPTEMBER 30, 1990)
    Fund (not adjusted for sales
      charge)                           36.54%     15.41%          14.01%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5%
      sales charge)                     29.01%     14.12%          13.32%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         16.45%     13.77%          12.74%(1)

--------------------------------------------------------------------------------

CLASS B SHARES
                                        1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                              (JUNE 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            34.98%     14.42%          14.58%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum
      contingent deferred sales charge) 29.98%     14.30%          14.58%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         16.45%     13.77%          13.81%(1)

--------------------------------------------------------------------------------

(1) The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500 Index, 20% MSCI EAFE + Emerging Markets Index, 20% Lehman Bros. Mutual Fund (1-5) Govt/Corp Index, 20% Salomon Bros. U.S. 90-day T-Bill Index, and 5% Russell 2000 Growth Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception date of the benchmark.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S. equity market.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

(4) Annual rate of inflation: 2.66%. Source: Ibbotson Associates.

(5) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits.

  * Annualized

PERFORMANCE REVIEW
The SAM CONSERVATIVE GROWTH PORTFOLIO (A shares) returned 36.54% (not adjusted for sales charge) for the 12-month period ended October 31, 1999. The Portfolio significantly outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio (not adjusted for sales charge) has returned 11.35% above the rate of inflation(4).

ECONOMIC/MARKET REVIEW
The domestic economy accelerated over the past 12 months with overall output increasing more than 4% (for the year ended 9-30-99). Consumer spending continued, as income increased and unemployment remained very low. Economic growth was stronger than most analysts expected, causing inflationary concerns. The Federal Reserve responded with two interest rate increases during the summer. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets, as weak inflation is very positive for the performance of both bonds and stocks.

Equity markets advanced during the past year, with much of the broad gains concentrated in the early part of the period. During the closing months of 1998 and early 1999, there were broad-based rallies in domestic equity markets with gains seen in both growth and value, small- and large-sized companies, and across multiple sectors. However, this performance narrowed considerably during the latter part of the period. Growth stocks, especially in the Technology and Telecommunications areas, rose significantly, while value stocks fell behind across all capitalization levels. International markets rebounded, led by developing countries and the entire Asian region. Japan reported its best performance in years, and European stocks were generally solid performers, supported by improving economic fundamentals. Overall, equity results around the globe were quite positive for the 12-month period. Fixed-income assets were negatively affected by the higher interest rates throughout the past 12-months. Short-term assets provided the best results, as their prices are less sensitive to changes in rates. Higher-yielding corporate bonds performed very well during the year, as performance was bolstered by the strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

INVESTMENT STRATEGY
The CONSERVATIVE GROWTH PORTFOLIO is diversified among eight WM Funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain and increase equity focus on large-cap domestic holdings, as prospects for earnings growth improve, although market volatility could continue.

o Reduce exposure to international equities to manage risk, but maintain a core position (19%) as markets have stabilized and rebounded.

o Reduce holdings in small-cap stocks during the year to manage Portfolio risk.

o Slightly increase the fixed-income fund exposure to 17%, while diversifying these holdings in short-term and some higher-yielding bonds to generate income.

REVIEW OF PORTFOLIO ALLOCATIONS
The major themes of the past year were to manage risk levels and concentrate equities in large-cap holdings. We increased the fixed-income fund positions (17%) to reduce volatility and equity investment risk, as we move towards the end of the year and the markets prepare for Y2K. At the same time, we diversified these positions in short-term bonds and some corporate securities. This was done in an effort to generate additional yield and take advantage of the possibility of interest rate declines. We also initiated a position in the HIGH YIELD FUND during the period, which contributed to overall performance in addition to income levels generated by the Portfolio.

In the equity portion of the Portfolio, we reduced international holdings and small-cap stocks in favor of large-cap domestic equities. We achieved this by focusing assets into the GROWTH FUND (33%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the CONSERVATIVE GROWTH PORTFOLIO. While international holdings rebounded and contributed to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains the largest holding (36%) in the CONSERVATIVE GROWTH PORTFOLIO, as earnings growth in large-cap stocks were very strong and have been forecasted to continue.

OUTLOOK
The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Consumer spending remains strong, although the pace in consumption growth seems to be slowing to a more sustainable level, as retail sales have softened and the housing sector has cooled. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. Global growth is accelerating, but, it is not causing as much of an increase in U.S. export activity as was expected. International economies are improving, although it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which also have caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces have made it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

PORTFOLIO ALLOCATION
              as of October 31, 1999++

                  GROWTH & INCOME FUND                 36%
                  GROWTH FUND                          33%
                  INTERNATIONAL GROWTH FUND            14%
                  CASH/MONEY MARKET FUND                8%
                  U.S. GOVERNMENT SECURITIES FUND       4%
                  HIGH YIELD FUND                       3%
                  SHORT TERM HIGH QUALITY BOND FUND     1%
                  INCOME FUND                           1%

Note: as a percentage of investment company securities

ASSET CLASS DIVERSIFICATION
              as of October 31, 1999++

                  LARGE-CAP STOCKS                     45%
                  FOREIGN STOCKS                       19%
                  MID-CAP STOCKS                       15%
                  CASH EQUIVALENTS                     11%
                  OTHER BONDS                           9%
                  SMALL-CAP STOCKS                      1%

++ may not reflect current allocation>

--------------
      BALANCED
     portfolio
--------------

GROWTH OF A $10,000 INVESTMENT(6)
(class A shares)+

         Fund        Fund
       (Class A    (Class A
        Shares;     Shares;
         not       adjusted                                          Lehman
       adjusted     for the                                         Brothers
         for        maximum     Capital                  Russell    Aggregate
        sales      5.5% sales   Market                    3000        Bond
        charge)     charge)   Benchmark(1) Inflation(3)  Index(2)    Index(3)
-----------------------------------------------------------------------------
       $10,000     $ 9,450     $10,000       $10,000     $10,000     $10,000
        10,211       9,649      10,286        10,016       9,922      10,127
        10,335       9,767      10,384        10,039      10,604      10,345
        10,458       9,883      10,537        10,093      10,930      10,506
        10,736      10,145      10,734        10,132      11,479      10,636
        11,160      10,546      11,076        10,225      12,340      10,727
        11,059      10,451      11,071        10,311      12,704      10,801
        11,180      10,566      11,156        10,373      12,717      10,917
        11,349      10,724      11,301        10,395      13,243      10,981
Jun     11,059      10,451      11,137        10,395      12,639      10,975
        11,360      10,735      11,378        10,458      13,236      11,128
        11,527      10,893      11,489        10,473      13,590      11,368
        11,649      11,008      11,647        10,489      13,436      11,599
        11,768      11,121      11,783        10,505      13,660      11,728
        11,604      10,966      11,694        10,536      13,137      11,836
Dec 91  12,279      11,604      12,104        10,567      14,609      12,187
        12,201      11,530      12,014        10,583      14,510      12,021
        12,247      11,574      12,021        10,613      14,703      12,100
        11,962      11,304      11,865        10,660      14,378      12,032
        12,063      11,399      11,987        10,676      14,668      12,118
        12,340      11,661      12,200        10,707      14,767      12,347
Jun     12,236      11,563      12,159        10,715      14,501      12,518
        12,329      11,651      12,268        10,731      15,100      12,773
        12,454      11,769      12,405        10,769      14,774      12,902
        12,398      11,716      12,456        10,824      14,972      13,056
        12,235      11,562      12,332        10,839      15,120      12,882
        12,438      11,754      12,416        10,855      15,741      12,885
Dec 92  12,581      11,889      12,529        10,894      16,023      13,090
        12,741      12,040      12,634        10,917      16,180      13,341
        12,969      12,255      12,787        10,947      16,285      13,574
        13,318      12,585      13,025        10,978      16,692      13,631
        13,502      12,759      13,201        11,016      16,250      13,727
        13,743      12,987      13,310        11,032      16,716      13,745
Jun     13,770      13,013      13,357        11,024      16,825      13,993
        13,887      13,124      13,443        11,078      16,796      14,073
        14,330      13,542      13,694        11,117      17,450      14,319
        14,366      13,576      13,660        11,156      17,448      14,358
        14,601      13,797      13,796        11,187      17,698      14,411
        14,257      13,473      13,612        11,202      17,425      14,289
Dec 93  14,620      13,816      13,842        11,218      17,767      14,366
        15,101      14,270      14,153        11,218      18,310      14,560
        14,790      13,977      14,037        11,250      17,867      14,306
        14,215      13,433      13,751        11,273      17,086      13,953
        14,163      13,384      13,818        11,319      17,281      13,841
        14,019      13,248      13,878        11,327      17,471      13,840
Jun     13,749      12,993      13,858        11,327      16,993      13,810
        14,169      13,390      14,064        11,358      17,519      14,084
        14,462      13,667      14,252        11,397      18,283      14,101
        14,185      13,405      14,096        11,435      17,894      13,894
        14,342      13,553      14,221        11,451      18,189      13,882
        13,940      13,173      14,028        11,459      17,525      13,851
Dec 94  13,945      13,178      14,099        11,498      17,797      13,947
        13,993      13,224      14,191        11,529      18,186      14,223
        14,282      13,496      14,406        11,575      18,928      14,561
        14,462      13,667      14,645        11,607      19,400      14,650
        14,759      13,947      14,894        11,615      19,906      14,855
        15,229      14,392      15,167        11,630      20,629      15,430
Jun     15,476      14,625      15,245        11,630      21,225      15,543
        15,936      15,059      15,487        11,676      22,078      15,509
        16,097      15,211      15,489        11,723      22,275      15,696
        16,382      15,481      15,693        11,762      23,139      15,848
        16,236      15,343      15,704        11,801      22,940      16,054
        16,678      15,761      15,957        11,824      23,958      16,295
Dec 95  16,975      16,042      16,191        11,848      24,349      16,523
        17,181      16,236      16,383        11,848      25,055      16,632
        17,300      16,348      16,369        11,879      25,423      16,343
        17,373      16,418      16,432        11,902      25,678      16,229
        17,633      16,664      16,547        11,942      26,165      16,138
        17,762      16,785      16,582        11,933      26,835      16,105
Jun     17,617      16,648      16,707        11,925      26,749      16,321
        17,029      16,092      16,558        11,995      25,348      16,365
        17,363      16,408      16,649        12,034      26,116      16,338
        17,871      16,888      16,970        12,096      27,536      16,622
        17,941      16,954      17,152        12,144      28,040      16,991
        18,542      17,522      17,550        12,167      30,017      17,281
Dec 96  18,418      17,405      17,459        12,174      29,657      17,121
        18,720      17,690      17,630        12,197      31,297      17,174
        18,645      17,620      17,743        12,220      31,332      17,217
        18,158      17,160      17,605        12,259      29,915      17,026
        18,514      17,496      17,901        12,299      31,390      17,281
        19,292      18,231      18,317        12,322      33,534      17,445
Jun     19,730      18,645      18,693        12,322      34,929      17,653
        20,726      19,586      19,127        12,361      37,668      18,129
        20,065      18,962      18,747        12,400      36,138      17,975
        20,739      19,599      19,164        12,431      38,187      18,241
        20,132      19,024      18,924        12,446      36,904      18,506
        20,158      19,049      19,065        12,438      38,318      18,591
Dec 97  20,297      19,181      19,236        12,453      39,084      18,779
        20,551      19,420      19,475        12,477      39,490      19,019
        21,516      20,333      19,910        12,500      42,314      19,004
        22,203      20,982      20,215        12,524      44,413      19,068
        22,454      21,219      20,334        12,547      44,848      19,168
        22,164      20,945      20,301        12,569      43,740      19,350
Jun     22,552      21,312      20,486        12,584      45,219      19,514
        22,320      21,092      20,557        12,599      44,396      19,555
        19,992      18,892      19,816        12,615      37,594      19,874
        20,643      19,508      20,102        12,630      40,158      20,339
        21,461      20,281      20,691        12,661      43,207      20,231
        22,371      21,140      21,082        12,661      45,849      20,346
Dec 98  23,601      22,303      21,432        12,653      48,763      20,407
        24,463      23,117      21,632        12,684      50,420      20,552
        23,898      22,583      21,418        12,699      48,634      20,193
        24,868      23,500      21,793        12,738      50,418      20,304
        25,766      24,348      22,133        12,830      52,692      20,369
        25,148      23,465      21,868        12,830      51,691      20,189
Jun     26,154      24,716      22,219        12,830      54,303      20,125
        25,804      24,385      22,188        12,869      52,657      20,040
        25,750      24,333      22,216        12,900      52,058      20,030
        25,976      24,548      22,278        12,962      50,727      20,263
Oct 99  26,865      25,387      22,670        13,008      53,908      20,338

+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales charges and fees paid by Class B shareholders.
--------------------------------------------------------------------------------

Total Returns as of 10/31/99(6)

CLASS A SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                            (SEPTEMBER 30, 1990)
    Fund (not adjusted for sales
      charge)                           25.16%     13.48%          11.55%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5%
      sales charge)                     18.29%     12.22%          10.85%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         9.56%       9.78%           9.43%(1)

--------------------------------------------------------------------------------

CLASS B SHARES
                                        1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                              (JUNE 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            24.22%     12.44%          12.46%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum
      contingent deferred sales charge) 19.22%     12.31%          12.46%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)          9.56%      9.78%           9.67%(1)

--------------------------------------------------------------------------------

(1) The Balanced Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros. Mutual Fund Short (1-5) Govt/Corp Index, 25% Salomon Bros. U.S. 90-day T-Bill Index, 20% Lehman Bros. (MBS) Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets Free Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception date of the benchmark.

(2) The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S. equity market.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.

(5) Annual rate of inflation: 2.66%. Source: Ibbotson Associates.

(6) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits.

  * Annualized


PERFORMANCE REVIEW

The SAM BALANCED PORTFOLIO (A shares) returned 25.16% (not adjusted for sales charge) for the 12-month period ended October 31, 1999. The Portfolio significantly outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio (not adjusted for sales charge) has returned 8.58% above the rate of inflation(5).

ECONOMIC/MARKET REVIEW
The domestic economy accelerated over the past 12 months with overall output increasing more than 4% (for the year ended 9-30-99). Consumer spending continued, as income increased and unemployment remained very low. Economic growth was stronger than most analysts expected, causing inflationary concerns. The Federal Reserve responded with two interest rate increases during the summer. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets, as weak inflation is very positive for the performance of both bonds and stocks.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Short-term assets provided the best results, as their prices are less sensitive to changes in rates. Higher-yielding corporate bonds performed very well during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period. Equity markets advanced during the past year, with much of the broad gains concentrated in the early part of the period. During the closing months of 1998 and early 1999, there were broad-based rallies in domestic equity markets with gains seen in both growth and value, small- and large-sized companies, and across multiple sectors. However, this performance narrowed considerably during the latter part of the period. Growth stocks, especially in the Technology and Telecommunications areas, rose significantly, while value stocks fell behind across all capitalization levels. International markets rebounded, led by developing countries and the entire Asian region. Japan reported its best performance in years, and European stocks were generally solid performers, supported by improving economic fundamentals. Overall, equity results around the globe were quite positive for the 12-month period.

INVESTMENT STRATEGY
The BALANCED PORTFOLIO is diversified among seven WM Funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any specific area of the financial markets.

The overall investment strategy for the period was to:

o Maintain equity focus on large-cap domestic holdings, as prospects for earnings growth improve, although market volatility could continue.

o Slightly increase the fixed-income fund exposure to 39%, while reducing the cash position in favor of short-term and some higher-yielding bonds to generate income.

o Focus fixed-income holdings on high-quality issues to improve credit risk during the second half of 1999.

o Reduce exposure to international equities to manage risk, but maintain a core position (13%) as markets have stabilized and rebounded.

REVIEW OF PORTFOLIO ALLOCATIONS
The major themes of the past year were to manage risk levels and concentrate equities in large-cap holdings. We increased the fixed-income fund positions (39%) to reduce volatility and equity investment risk, as we move towards the end of the year and the markets prepare for Y2K. At the same time, the cash position was dramatically reduced and assets were shifted into short-term bonds and mortgage-backed securities. This was done in an effort to generate additional yield and take advantage of the possibility of interest rate declines. We also initiated a position in the HIGH YIELD FUND during the period, which contributed to overall performance in addition to income levels generated by the Portfolio.

In the equity portion of the Portfolio, we reduced international holdings in favor of large-cap domestic equities. We achieved this by focusing assets into the GROWTH FUND (21%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the BALANCED PORTFOLIO. While international holdings rebounded and positively added to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains the largest holding (27%) in the BALANCED PORTFOLIO, as earnings growth in large-cap stocks has been very strong and has been forecasted to continue.

OUTLOOK
The economy continues to grow at strong levels and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Consumer spending remains strong, but the pace in consumption growth seems to be slowing to a more sustainable level, as retail sales have softened and the housing sector has cooled. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. While global growth is accelerating, it is not causing as much of an increase in U.S. export activity as was expected. International economies are improving, although it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This positive economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

PORTFOLIO ALLOCATION
              as of October 31, 1999++

                  GROWTH & INCOME FUND                 27%
                  GROWTH FUND                          21%
                  U.S. GOVERNMENT SECURITIES FUND      19%
                  SHORT TERM HIGH QUALITY BOND FUND    15%
                  INTERNATIONAL GROWTH FUND            13%
                  INCOME FUND                           3%
                  HIGH YIELD FUND                       2%

Note: as a percentage of investment company securities

ASSET CLASS DIVERSIFICATION
              as of October 31, 1999++

                  LARGE-CAP STOCKS                     31%
                  MORTGAGE BACKED                      18%
                  FOREIGN STOCKS                       16%
                  SHORT TERM BONDS                     14%
                  MID-CAP STOCKS                       10%
                  CASH EQUIVALENTS                      3%
                  CORPORATE BONDS                       3%
                  OTHER BONDS                           3%
                  SMALL-CAP STOCKS                      1%
                  TREASURIES                            1%

++ may not reflect current allocation>

----------------
       FLEXIBLE
INCOME portfolio
----------------

GROWTH OF A $10,000 INVESTMENT(5)
(class A shares)+

         Fund        Fund
       (Class A    (Class A
        Shares;     Shares;
         not       adjusted                                     Lehman
       adjusted     for the                                     Brothers
         for        maximum      Capital                       Aggregate
        sales      4.5% sales     Market                         Bond
        charge)     charge)     Benchmark(1)   Inflation(3)     Index(2)
------------------------------------------------------------------------
       $10,000      $ 9,550      $10,000        $10,000        $10,000
         9,977        9,528       10,022         10,035         10,070
        10,121        9,666       10,052         10,049         10,083
        10,255        9,793       10,117         10,042         10,266
        10,301        9,838       10,135         10,091         10,324
        10,539       10,065       10,238         10,127         10,505
        10,562       10,087       10,255         10,162         10,533
        10,676       10,195       10,300         10,190         10,572
        10,544       10,069       10,290         10,205         10,482
Dec 93  10,643       10,164       10,339         10,219         10,539
        10,863       10,374       10,430         10,219         10,681
        10,636       10,157       10,363         10,248         10,495
        10,302        9,839       10,260         10,269         10,236
        10,173        9,715       10,253         10,311         10,154
        10,039        9,588       10,291         10,318         10,153
Jun     99,07         9,461       10,284         10,318         10,131
        10,140        9,684       10,399         10,346         10,332
        10,225        9,765       10,473         10,381         10,345
        10,093        9,639       10,426         10,417         10,193
        10,123        9,667       10,471         10,431         10,184
        10,028        9,576       10,424         10,439         10,161
Dec 94   9,994        9,544       10,476         10,474         10,231
        10,140        9,684       10,609         10,502         10,434
        10,382        9,915       10,770         10,544         10,682
        10,483       10,012       10,853         10,573         10,747
        10,659       10,180       10,967         10,580         10,898
        11,083       10,585       11,168         10,594         11,320
Jun     11,177       10,674       11,249         10,594         11,402
        11,318       10,808       11,321         10,636         11,377
        11,476       10,960       11,389         10,679         11,515
        11,645       11,121       11,494         10,714         11,626
        11,654       11,129       11,565         10,750         11,778
        11,897       11,362       11,699         10,771         11,954
Dec 95  12,090       11,546       11,797         10,793         12,122
        12,131       11,585       11,911         10,793         12,202
        12,035       11,493       11,899         10,821         11,989
        12,026       11,485       11,912         10,842         11,905
        12,044       11,502       11,943         10,878         11,839
        12,074       11,530       11,994         10,870         11,815
Jun     12,120       11,575       12,078         10,863         11,973
        12,007       11,467       12,067         10,927         12,006
        12,083       11,539       12,126         10,962         11,985
        12,343       11,787       12,289         11,019         12,194
        12,579       12,013       12,437         11,062         12,465
        12,942       12,360       12,618         11,083         12,678
Dec 96  12,874       12,294       12,596         11,090         12,560
        13,046       12,459       12,729         11,111         12,599
        13,083       12,494       12,774         11,132         12,630
        12,896       12,315       12,715         11,167         12,490
        13,072       12,484       12,882         11,203         12,677
        13,287       12,689       13,034         11,224         12,798
Jun     13,438       12,833       13,171         11,224         12,950
        13,881       13,257       13,401         11,260         13,300
        13,725       13,107       13,338         11,295         13,187
        13,963       13,335       13,501         11,323         13,382
        13,973       13,344       13,543         11,337         13,576
        14,047       13,415       13,643         11,330         13,638
Dec 97  14,193       13,555       13,743         11,344         13,776
        14,321       13,677       13,860         11,365         13,952
        14,527       13,874       13,985         11,387         13,941
        14,700       14,039       14,107         11,409         13,989
        14,774       14,109       14,181         11,429         14,061
        14,766       14,102       14,226         11,450         14,195
Jun     14,924       14,253       14,346         11,463         14,316
        14,835       14,167       14,387         11,477         14,346
        14,270       13,627       14,297         11,491         14,580
        14,651       13,991       14,537         11,505         14,921
        14,886       14,217       14,692         11,533         14,842
        15,211       14,526       14,805         11,533         14,926
Dec 98  15,505       14,807       14,938         11,526         14,971
        15,813       15,101       15,064         11,554         15,077
        15,587       14,886       14,980         11,568         14,813
        15,853       15,140       15,118         11,603         14,895
        16,178       15,450       15,225         11,688         14,943
        16,049       15,327       15,180         11,688         14,811
Jun     16,216       15,486       15,300         11,688         14,764
        16,083       15,359       15,272         11,723         14,702
        15,988       15,268       15,302         11,751         14,694
        16,053       15,331       15,357         11,807         14,865
Oct 99  16,285       15,552       15,506         11,849         14,920

++ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales charges and fees paid by Class B shareholders.
--------------------------------------------------------------------------------

Total Returns as of 10/31/99(5)

CLASS A SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                               (MARCH 31, 1993)
    Fund (not adjusted for sales
      charge)                           9.39%      10.23%            7.87%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum 4.5%
      sales charge)                     4.48%       9.22%            7.11%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)         5.54%       8.17%            6.89%(1)

--------------------------------------------------------------------------------

CLASS B SHARES
                                        1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                              (JUNE 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)             8.60%      9.04%           8.87%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum
      contingent deferred sales charge)  3.60%      8.90%           8.87%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)          5.54%      8.17%           8.00%(1)

--------------------------------------------------------------------------------

(1) The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros. Mutual Fund Short (1-5) Govt/Corp Index, 40% Salomon Bros. 90-day T-Bill Index, 10% Lehman Bros. (MBS) Index, and 10% S&P 500 Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception date of the benchmark.

(2) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

(4) Annual rate of inflation: 2.46%. Source: Ibbotson Associates.

(5) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits.

  * Annualized

PERFORMANCE REVIEW
The SAM FLEXIBLE INCOME PORTFOLIO (A shares) returned 9.39% (not adjusted for sales charge) for the 12-month period ended October 31, 1999. The Portfolio outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio (not adjusted for sales charge) has returned 5.41% above the rate of inflation(4).

ECONOMIC/MARKET REVIEW
The domestic economy accelerated over the past 12 months with overall output increasing more than 4% (for the year ended 9-30-99). Consumer spending continued, as income increased and unemployment remained very low. Economic growth was stronger than most analysts expected, causing inflationary concerns.The Federal Reserve responded with two interest rate increases during the summer. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets, as weak inflation is very positive for the performance of both bonds and stocks.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Short-term assets provided the best results, as their prices are less sensitive to changes in rates. Long-term Treasuries had negative performance for the period, with mortgage-backed securities generally outperforming Treasury bonds with similar maturities. Higher-yielding corporate bonds performed very well during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period. Equity markets advanced during the past year, with much of the broad gains concentrated in the early part of the period. During the closing months of 1998 and early 1999, there were broad-based rallies in domestic equity markets. However, this performance narrowed considerably during the latter part of the period. Growth stocks, especially in the Technology and Telecommunications areas, rose significantly, while value stocks fell behind across all capitalization levels.

INVESTMENT STRATEGY
The FLEXIBLE INCOME PORTFOLIO is diversified among seven WM Funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to domestic equities are intended to shield the Portfolio from drastic swings in any specific area of the financial markets.

The overall investment strategy for the period was to:

o Reallocate the fixed-income fund assets to reduce the cash position in favor of short-term and some higher-yielding corporate bonds to generate income.

o Focus fixed-income holdings on high-quality issues during the second half of 1999.

o Increase equity fund focus (25%) on large-cap domestic holdings, as prospects for earnings growth improve, although market volatility could continue.

REVIEW OF PORTFOLIO ALLOCATIONS
The major themes of the past year were to manage risk levels and generate income by concentrating assets in shorter-term securities and increasing corporate debt exposure. We increased the equity fund positions (25%) to gain performance strength by focusing almost solely on large-cap holdings. We achieved this by initiating a position in the GROWTH FUND (6%), which was the best performing underlying fund over the past year. focus on growth holdings in the Technology sector helped generate strong results for the FLEXIBLE INCOME PORTFOLIO. In addition, the GROWTH & INCOME FUND (19%) remained a core position and also contributed strong results for the period. In the fixed-income portion of the Portfolio, the cash position was dramatically reduced and assets were shifted into short-term bonds and corporate securities. This was done in an effort to generate additional yield while not significantly increasing interest-rate risk. We initiated a position in the HIGH YIELD FUND, which was the best performing fixed-income fund, and contributed to overall performance in addition to income levels generated by the Portfolio. We increased the positions in both the SHORT TERM HIGH QUALITY BOND FUND and the INCOME FUND while reducing the allocation to the U.S. GOVERNMENT SECURITIES FUND. Overall, the allocations made during the past 12 months benefited shareholders of the Portfolio as most fixed-income assets reported just slightly positive results, while the FLEXIBLE INCOME PORTFOLIO had a nearly double-digit return (not adjusted for sales charge).

OUTLOOK
The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Consumer spending remains strong, although the pace in consumption growth seems to be slowing to a more sustainable level as retail sales have softened and the housing sector has cooled. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. Global growth is accelerating, but is not causing as much of an increase in U.S. export activity as was expected. International economies are improving, although it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation, since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

PORTFOLIO ALLOCATION
              as of October 31, 1999++

                  INCOME FUND                          20%
                  SHORT TERM HIGH QUALITY BOND FUND    20%
                  U.S. GOVERNMENT SECURITIES FUND      20%
                  GROWTH & INCOME FUND                 19%
                  MONEY MARKET FUND                    10%
                  GROWTH FUND                           6%
                  HIGH YIELD FUND                       5%

Note: as a percentage of investment company securities>

ASSET CLASS DIVERSIFICATION
              as of October 31, 1999++

                  DOMESTIC STOCKS                      23%
                  MORTGAGE BACKED                      21%
                  SHORT-TERM BONDS                     20%
                  CORPORATE BONDS                      17%
                  CASH EQUIVALENTS                     11%
                  FOREIGN BONDS                         3%
                  TREASURIES                            3%
                  FOREIGN STOCKS                        1%
                  OTHER BONDS                           1%

++ may not reflect current allocation

-------------
       INCOME
    portfolio
-------------

growth of a $10,000 investment(5)
(class A shares)

         Fund        Fund
       (Class A    (Class A
        Shares;     Shares;
         not       adjusted                                     Lehman
       adjusted     for the                                     Brothers
         for        maximum      Capital                       Aggregate
        sales      4.5% sales     Market                         Bond
        charge)     charge)     Benchmark(1)   Inflation(3)     Index(2)
------------------------------------------------------------------------
       $10,000     $ 9,550       $10,000         $10,000       $10,000
        10,007       9,556        10,074          10,016        10,127
        10,173       9,715        10,177          10,039        10,345
        10,328       9,864        10,284          10,093        10,506
        10,386       9,919        10,370          10,132        10,636
        10,558      10,083        10,457          10,225        10,727
        10,661      10,182        10,530          10,311        10,801
        10,823      10,336        10,616          10,373        10,917
        10,891      10,401        10,681          10,395        10,981
Jun     10,896      10,406        10,730          10,395        10,975
        11,047      10,550        10,825          10,458        11,128
        11,302      10,794        10,951          10,473        11,368
        11,455      10,940        11,065          10,489        11,599
        11,596      11,075        11,155          10,505        11,728
        11,711      11,184        11,234          10,536        11,836
Dec 91  12,033      11,492        11,386          10,567        12,187
        11,913      11,377        11,364          10,583        12,021
        12,004      11,464        11,419          10,613        12,100
        11,926      11,390        11,421          10,660        12,032
        11,997      11,458        11,485          10,676        12,118
        12,241      11,691        11,597          10,707        12,347
Jun     12,416      11,858        11,692          10,715        12,518
        12,688      12,117        11,810          10,731        12,773
        12,767      12,192        11,885          10,769        12,902
        12,868      12,289        11,966          10,824        13,056
        12,673      12,103        11,911          10,839        12,882
        12,690      12,119        11,928          10,855        12,885
Dec 92  12,890      12,310        12,024          10,894        13,090
        13,120      12,530        12,141          10,917        13,341
        13,371      12,769        12,244          10,947        13,574
        13,447      12,841        12,284          10,978        13,631
        13,533      12,924        12,342          11,016        13,727
        13,625      13,012        12,360          11,032        13,745
Jun     13,869      13,245        12,463          11,024        13,993
        13,979      13,350        12,507          11,078        14,073
        14,225      13,585        12,611          11,117        14,319
        14,214      13,574        12,637          11,156        14,358
        14,331      13,686        12,678          11,187        14,411
        14,191      13,553        12,663          11,202        14,289
Dec 93  14,245      13,604        12,711          11,218        14,366
        14,466      13,815        12,810          11,218        14,560
        14,123      13,488        12,740          11,250        14,306
        13,627      13,013        12,636          11,273        13,953
        13,422      12,818        12,603          11,319        13,841
        13,329      12,729        12,615          11,327        13,840
Jun     13,250      12,654        12,634          11,327        13,810
        13,531      12,922        12,771          11,358        14,084
        13,481      12,874        12,808          11,397        14,101
        13,277      12,680        12,758          11,435        13,894
        13,240      12,644        12,784          11,451        13,882
        13,259      12,662        12,792          11,459        13,851
Dec 94  13,177      12,584        12,858          11,498        13,947
        13,352      12,751        13,005          11,529        14,223
        13,616      13,004        13,175          11,575        14,561
        13,688      13,072        13,254          11,607        14,650
        13,870      13,246        13,373          11,615        14,855
        14,433      13,784        13,624          11,630        15,430
Jun     14,450      13,800        13,704          11,630        15,543
        14,393      13,745        13,741          11,676        15,509
        14,624      13,966        13,848          11,723        15,696
        14,746      14,083        13,938          11,762        15,848
        14,957      14,284        14,034          11,801        16,054
        15,170      14,487        14,156          11,824        16,295
Dec 95  15,373      14,681        14,276          11,848        16,523
        15,448      14,753        14,358          11,848        16,632
        15,127      14,446        14,298          11,879        16,343
        14,990      14,315        14,298          11,902        16,229
        14,880      14,211        14,302          11,942        16,138
        14,851      14,182        14,333          11,933        16,105
Jun     15,011      14,335        14,448          11,925        16,321
        15,053      14,375        14,503          11,995        16,365
        15,007      14,332        14,536          12,034        16,338
        15,248      14,561        14,681          12,096        16,622
        15,575      14,875        14,859          12,144        16,991
        15,817      15,105        14,998          12,167        17,281
Dec 96  15,717      15,010        14,982          12,174        17,121
        15,731      15,023        15,045          12,197        17,174
        15,810      15,099        15,103          12,220        17,217
        15,641      14,937        15,074          12,259        17,026
        15,814      15,103        15,200          12,299        17,281
        15,957      15,239        15,303          12,322        17,445
Jun     16,131      15,405        15,420          12,322        17,653
        16,545      15,801        15,634          12,361        18,129
        16,401      15,663        15,620          12,400        17,975
        16,610      15,862        15,754          12,431        18,241
        16,821      16,064        15,875          12,446        18,506
        16,869      16,110        15,940          12,438        18,591
Dec 97  17,019      16,254        16,050          12,453        18,779
        17,196      16,423        16,168          12,477        19,019
        17,184      16,411        16,202          12,500        19,004
        17,226      16,451        16,268          12,524        19,068
        17,300      16,521        16,349          12,547        19,168
        17,426      16,642        16,451          12,569        19,350
Jun     17,536      16,747        16,535          12,584        19,514
        17,562      16,772        16,590          12,599        19,555
        17,611      16,819        16,697          12,615        19,874
        17,810      17,009        16,902          12,630        20,339
        17,703      16,907        16,895          12,661        20,231
        17,907      17,101        16,993          12,661        20,346
Dec 98  17,918      17,111        17,049          12,653        20,407
        18,056      17,243        17,148          12,684        20,552
        17,859      17,055        17,075          12,699        20,193
        17,979      17,170        17,170          12,738        20,304
        18,148      17,331        17,233          12,830        20,369
        18,071      17,258        17,207          12,830        20,189
Jun     18,047      17,235        17,227          12,830        20,125
        18,027      17,216        17,238          12,869        20,040
        18,013      17,202        17,270          12,900        20,030
        18,188      17,369        17,392          12,962        20,263
Oct 99  18,217      17,397        17,463          13,008        20,338


+ The performance of the Class B Shares was different than that shown above for the Class A Shares, based on the difference in sales charges and fees paid by Class B shareholders.

TOTAL RETURNS AS OF 10/31/99(5)

CLASS A SHARES
                                        1 YEAR    5 YEAR*      SINCE INCEPTION*
                                                            (SEPTEMBER 31, 1990)
    Fund (not adjusted for sales
      charge)                            2.89%     6.82%             6.96%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum 5.5%
      sales charge)                     -1.71%     5.84%             6.42%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)          3.36%     6.44%             6.33%(1)

--------------------------------------------------------------------------------

CLASS B SHARES
                                        1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                              (JUNE 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)             2.05%     5.66%             5.24%
    ---------------------------------------------------------------------------
    Fund (adjusted for maximum
      contingent deferred sales charge) -2.79%     5.50%             5.24%
    ---------------------------------------------------------------------------
    Capital Market Benchmark(1)          3.36%     6.44%             6.26%(1)

--------------------------------------------------------------------------------

(1) The Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bill Index, 30% Lehman Bros. Mutual Fund Short (1-5) Govt/Corp Index, 10% Lehman Bros.
    (MBS) Index, and 10% Lehman Bros. BAA LT Corporate Bond Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder. For comparison purposes, the benchmark's performance is shown as of the Portfolio's inception date not from the inception date of the benchmark.

(2) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

(4) Annual rate of inflation: 2.66%. Source: Ibbotson Associates.

(5) All performance shown prior to the November 1, 1996, asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and, therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

    The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits.

  * Annualized

PERFORMANCE REVIEW

The SAM INCOME PORTFOLIO (A shares) returned 2.89% (not adjusted for sales charge) for the 12-month period ended October 31, 1999. Long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio (not adjusted for sales charge) has returned 4.30% above the rate of inflation4. The SEC Yield of the Portfolio as of October 31, 1999 was 5.28% for A shares and 4.79% for B shares.

ECONOMIC/MARKET REVIEW
The domestic economy accelerated over the past 12 months with overall output increasing more than 4% (for the year ended 9-30-99). Consumer spending continued, as income increased and unemployment remained very low. Economic growth was stronger than most analysts expected, causing inflationary concerns. The Federal Reserve responded with two interest-rate increases during the summer. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of financial assets, as weak inflation is very positive for fixed-income securities.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Interest rates rose across the board, with the yield on the 30-year Treasury bond increasing more than 100 basis points (1%). Shorter-term assets provided the best results, because their prices are less sensitive to changes in interest rates. Long-term Treasuries reported negative performance for the period, with mortgage-backed securities generally outperforming Treasury bonds with similar maturities. Higher-yielding corporate bonds performed very well during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

INVESTMENT STRATEGY
The INCOME PORTFOLIO is diversified among five WM Funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to high-yield bonds are intended to shield the Portfolio from drastic swings in any specific area of the fixed-income markets.

The overall investment strategy for the period was to:

o Reallocate the fixed-income fund assets to include a position in higher-yielding corporate bonds to generate income.

o Focus core fixed-income holdings on high-quality issues during the second half of 1999.

o Reduce exposure to Treasuries while increasing concentration in mortgage-backed securities.

REVIEW OF PORTFOLIO ALLOCATIONS
The major strategies of the past year were to manage risk levels and generate income by concentrating assets in shorter-term securities and increasing high-yield debt exposure. We initiated a position in the HIGH YIELD FUND, which was the best performing fixed-income fund, and contributed to overall performance in addition to income levels generated by the Portfolio. This Fund is less affected by changes in interest rates and benefits from economic strength. We slightly reduced the positions in the SHORT TERM HIGH QUALITY BOND FUND and the U.S. GOVERNMENT SECURITIES FUNDS to make the move into high-yield bonds. We maintained our core position in the INCOME FUND (30%) as its corporate holdings provided positive results during the period. The net results of the allocations throughout the year were an overall reduction in Treasury bonds and an increase in the allocation of mortgage-backed securities. This helped generate additional income as well as some relative performance strength. Overall, the Portfolio reported positive results as the income generated by the securities in the portfolio offset the falling prices caused by a steep rise in interest rates.

OUTLOOK
The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Consumer spending remains strong, although the pace in consumption growth seems to be slowing to a more sustainable level as retail sales have softened and the housing sector has cooled. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which have caused increased market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation, since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. Because of this, our long-term outlook for interest rates, and therefore, the bond market, is very positive.

Although short-term volatility could continue, the economic backdrop of lower interest rates and low inflation provides a positive environment for all fixed-income assets.


PORTFOLIO ALLOCATION
              as of October 31, 1999++

                  U.S. GOVERNMENT SECURITIES FUND      35%
                  INCOME FUND                          30%
                  SHORT TERM HIGH QUALITY BOND FUND    15%
                  HIGH YIELD FUND                      10%
                  MONEY MARKET FUND                    10%

Note: as a percentage of investment company securities

ASSET CLASS DIVERSIFICATION
              as of October 31, 1999++

                  MORTGAGE BACKED                      36%
                  CORPORATE BONDS                      27%
                  SHORT-TERM BONDS                     15%
                  CASH EQUIVALENTS                     12%
                  FOREIGN BONDS                         5%
                  TREASURIES                            5%

++ may not reflect current allocation

STATEMENTS of ASSETS and LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 1999

                               STRATEGIC        CONSERVATIVE                          FLEXIBLE
                                 GROWTH            GROWTH           BALANCED           INCOME           INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                               ---------         ---------         ---------         ---------         ---------
ASSETS
Investments, at value
  (See portfolios of
  investments) (a) ........   $204,579,599      $512,821,671      $568,372,352      $241,134,778      $20,543,973
Cash ......................            394               251               628           938,894            5,024
Dividends and/or interest
  receivable ..............            196             1,220             1,587             2,806              133
Receivable for Fund
  shares sold .............      1,086,712         2,206,417         5,224,708           803,883          242,586
Unamortized organization
  costs ...................         15,052            15,052            15,052            15,052           15,052
Receivable from investment
  advisor .................           --                --                --                --                238
Prepaid expenses and other
  assets ..................          1,208             4,151             3,269               314              202
                              ------------      ------------      ------------      ------------      -----------
    Total Assets ..........    205,683,161       515,048,762       573,617,596       242,895,727       20,807,208
                              ------------      ------------      ------------      ------------      -----------
LIABILITIES:
Payable for Fund shares
  redeemed ................        206,462           675,396         1,192,319         1,415,417            3,135
Payable for investment
  securities purchased ....           --             192,252           689,628              --               --
Investment advisory fee
  payable .................         24,750            62,473            69,899            15,525             --
Administration fee payable          82,501           208,243           232,996           102,410            8,745
Shareholder servicing and
  distribution fees payable        119,273           263,266           258,581            80,230           12,932
Dividends payable .........           --                --               6,832            15,150           23,810
Printing and postage fees
  payable .................         25,055            47,242            50,193            20,169            2,238
Accrued legal and audit fees        12,517            15,886            14,893            11,265           11,008
Accrued expenses and other
  payables ................         12,393            23,522            24,635            10,361            5,824
                              ------------      ------------      ------------      ------------      -----------
    Total Liabilities .....        482,951         1,488,280         2,539,976         1,670,527           67,692
                              ------------      ------------      ------------      ------------      -----------
NET ASSETS ................   $205,200,210      $513,560,482      $571,077,620      $241,225,200      $20,739,516
                              ============      ============      ============      ============      ===========
                                                                                                      -----------
---------------------
(a) Investments, at cost ..   $173,151,236      $431,775,779      $528,593,067      $245,582,774      $20,932,057
                              ============      ============      ============      ============      ===========

                                        See Notes to Financial Statements.

WM GROUP OF FUNDS

OCTOBER 31, 1999

                               STRATEGIC        CONSERVATIVE                        FLEXIBLE
                                GROWTH             GROWTH          BALANCED           INCOME            INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                               ---------         ---------         ---------         ---------         ---------
NET ASSETS CONSIST OF:
Undistributed net investment
  income ..................   $          1      $       --        $    205,259      $     65,147      $     6,008
Accumulated net realized
  gain/(loss) on investments
  sold ....................       (600,452)       (1,071,575)       (1,136,262)          563,851          (23,699)
Net unrealized appreciation/
  (depreciation) of
   investments ............     31,428,363        81,045,892        39,779,285        (4,447,996)        (388,084)
Paid-in capital ...........    174,372,298       433,586,165       532,229,338       245,044,198       21,145,291
                              ------------      ------------      ------------      ------------      -----------
    Total Net Assets ......   $205,200,210      $513,560,482      $571,077,620      $241,225,200      $20,739,516
                              ============      ============      ============      ============      ===========
NET ASSETS:
Class A Shares ............   $ 74,677,922      $249,649,511      $333,639,142      $194,403,968      $ 7,296,575
                              ============      ============      ============      ============      ===========
Class B Shares ............   $130,522,288      $263,910,971      $237,438,478      $ 46,821,232      $13,442,941
                              ============      ============      ============      ============      ===========
SHARES OUTSTANDING:
Class A Shares ............      5,110,529        18,594,169        27,305,754        18,092,408          734,060
                              ============      ============      ============      ============      ===========
Class B Shares ............      9,064,445        19,970,568        19,447,138         4,357,471        1,352,362
                              ============      ============      ============      ============      ===========
CLASS A SHARES:
Net asset value per share of
  beneficial interest
  outstanding* ............   $      14.61      $      13.43      $      12.22      $      10.75      $      9.94
                              ============      ============      ============      ============      ===========
Maximum sales charge ......           5.50%             5.50%             5.50%             4.50%            4.50%
                              ============      ============      ============      ============      ===========
Maximum offering price per
  share of beneficial
  interest outstanding ....   $      15.46      $      14.21      $      12.93      $      11.26      $     10.41
                              ============      ============      ============      ============      ===========
CLASS B SHARES:
Net asset value and offering
  price per share of
  beneficial interest
  outstanding* ............   $      14.40      $      13.21      $      12.21      $      10.75      $      9.94
                              ============      ============      ============      ============      ===========

--------------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                        See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1999

                               STRATEGIC        CONSERVATIVE                         FLEXIBLE
                                GROWTH             GROWTH          BALANCED           INCOME            INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                               ---------         ---------         ---------         ---------        ---------
INVESTMENT INCOME:
Dividends .................   $  1,075,667      $  5,266,229      $  8,845,963      $  4,654,794      $ 1,211,042
Interest ..................         34,615           113,228           119,411            32,393           13,713
                              ------------      ------------      ------------      ------------      -----------
    Total investment income      1,110,282         5,379,457         8,965,374         4,687,187        1,224,755
                              ------------      ------------      ------------      ------------      -----------
EXPENSES:

Investment advisory fee ...        193,472           538,570           500,484           144,701           27,945
Administration fee ........        644,908         1,795,234         1,668,282           482,338           93,149
Custodian fees ............          1,804             3,117             3,150             2,048            1,302
Legal and audit fees ......         16,622            31,570            26,662            11,453           10,622
Amortization of organization
  costs ...................          9,030             9,030             9,030             9,030            9,030
Registration and filing fees        29,466            22,671            27,440            22,657           19,777
Other .....................        116,564           255,546           221,384            56,109           13,743
Shareholder servicing and
  distribution fees:
  Class A Shares ..........        102,558           385,654           430,661           172,260           19,620
  Class B Shares ..........        879,586         2,047,854         1,613,921           275,634          107,819
Transfer agent fees:
  Class A Shares ..........         24,269            68,218            85,193            37,006            4,354
  Class B Shares ..........         55,652            91,713            79,453            13,187            5,260
Fees waived and/or expenses
  reimbursed by investment
  advisor .................        (25,530)          (49,644)          (34,597)          (54,603)         (45,995)
                              ------------      ------------      ------------      ------------      -----------
    Total expenses ........      2,048,401         5,199,533         4,631,063         1,171,820          266,626
Fees reduced by credits
  allowed by the custodian            (551)           (1,267)             (903)             (553)            (274)
                              ------------      ------------      ------------      ------------      -----------
    Net expenses ..........      2,047,850         5,198,266         4,630,160         1,171,267          266,352
                              ------------      ------------      ------------      ------------      -----------
NET INVESTMENT INCOME/(LOSS)      (937,568)          181,191         4,335,214         3,515,920          958,403
                              ------------      ------------      ------------      ------------      -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS)ON INVESTMENTS:
Net realized gain/ (loss)
  on investments ..........        201,044           (30,780)        3,638,526           864,625          (18,781)
Capital gain distribution
  received ................      3,004,756         9,527,211         5,459,522           116,398           12,184
Net change in unrealized
  appreciation/(depreciation)
  of investments ..........     31,876,169        84,143,303        40,975,531        (4,468,412)        (558,256)
                              ------------      ------------      ------------      ------------      -----------
Net realized and unrealized
  gain/(loss) on investments    35,081,969        93,639,734        50,073,579        (3,487,389)        (564,853)
                              ------------      ------------      ------------      ------------      -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............   $ 34,144,401      $ 93,820,925      $ 54,408,793      $     28,531      $   393,550
                              ============      ============      ============      ============      ===========

                                        See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1999

                               STRATEGIC       CONSERVATIVE                          FLEXIBLE
                                GROWTH            GROWTH           BALANCED           INCOME           INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                              ------------      ------------      ------------      ------------      -----------
Net investment income/(loss)  $   (937,568)     $    181,191      $  4,335,214      $  3,515,920      $   958,403
Net realized gain/(loss) on
  investments .............        201,044           (30,780)        3,638,526           864,625          (18,781)
Capital gain distribution
  received ................      3,004,756         9,527,211         5,459,522           116,398           12,184
Net change in unrealized
  appreciation/(depreciation)
  of investments ..........     31,876,169        84,143,303        40,975,531        (4,468,412)        (558,256)
                              ------------      ------------      ------------      ------------      -----------
Net increase in net assets
  resulting from operations     34,144,401        93,820,925        54,408,793            28,531          393,550
Distributions to shareholders
  from:
 Net investment income:
  Class A Shares ..........       (107,238)       (1,038,646)       (3,390,680)       (2,705,301)        (447,960)
  Class B Shares ..........       (235,957)       (1,236,501)       (2,695,097)         (910,233)        (517,023)
 Distributions in excess of
   net investment income:
  Class A Shares ..........       (592,113)       (2,709,359)       (1,357,621)           (9,717)          (5,133)
  Class B Shares ..........     (1,269,569)       (3,596,734)       (1,271,937)           (3,887)          (7,053)
 Net realized gain on
   investments:
  Class A Shares ..........     (1,864,169)       (8,005,825)       (8,213,824)         (373,109)         (11,412)
  Class B Shares ..........     (5,092,714)      (13,002,709)      (11,040,671)         (573,961)         (10,095)
Net increase/(decrease)
  in net assets from
 Fund share transactions:
  Class A Shares ..........     48,320,715       125,283,751       229,975,091       189,252,311          (73,395)
  Class B Shares ..........     60,455,368        68,957,442       110,546,761        35,612,391        8,108,750
                              ------------      ------------      ------------      ------------      -----------
Net increase in net assets     133,758,724       258,472,344       366,960,815       220,317,025        7,430,229

NET ASSETS:
Beginning of year .........     71,441,486       255,088,138       204,116,805        20,908,175       13,309,287
                              ------------      ------------      ------------      ------------      -----------
End of year ...............   $205,200,210      $513,560,482      $571,077,620      $241,225,200      $20,739,516
                              ============      ============      ============      ============      ===========
Undistributed net investment
  income at end of year ...   $          1      $       --        $    205,259      $     65,147      $     6,008
                              ============      ============      ============      ============      ===========

                                        See Notes to Financial Statements.

WM GROUP OF FUNDS(a)

FOR THE PERIOD ENDED OCTOBER 31, 1998

                               STRATEGIC       CONSERVATIVE                          FLEXIBLE
                                GROWTH            GROWTH           BALANCED           INCOME           INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                              ------------      ------------      ------------      ------------      -----------
Net investment income/(loss)  $   (247,331)     $   (354,452)     $    563,094      $    191,559      $   207,716
Net realized gain/(loss) on
  investments .............        (64,796)         (761,954)           83,566            55,085           41,770
Net change in unrealized
  depreciation of investments   (5,346,706)      (20,541,582)      (11,355,763)         (240,391)        (148,281)
                              ------------      ------------      ------------      ------------      -----------
Net increase/(decrease) in
  net assets resulting
  from operations .........     (5,658,833)      (21,657,988)      (10,709,103)            6,253          101,205
Distributions to shareholders
  from:
 Net investment income:
  Class A Shares ..........           --                --
                                                                      (389,135)         (108,577)        (139,418)
  Class B Shares ..........           --                --
                                                                      (174,108)          (81,407)         (68,390)
Net increase/(decrease) in
  net assets from
 Fund share transactions:
  Class A Shares ..........      2,756,174        (6,408,482)       (2,997,578)        1,068,611         (113,235)
  Class B Shares ..........      4,840,772        (1,061,147)        1,717,446         3,531,424        1,651,308
                              ------------      ------------      ------------      ------------      -----------
Net increase/ decrease) in
  net assets ..............      1,938,113       (29,127,617)      (12,552,478)        4,416,304        1,431,470

NET ASSETS:
Beginning of period .......     69,503,373       284,215,755       216,669,283        16,491,871       11,877,817
                              ------------      ------------      ------------      ------------      -----------
End of period .............   $ 71,441,486      $255,088,138      $204,116,805      $ 20,908,175      $13,309,287
                              ============      ============      ============      ============      ===========
Undistributed net investment
  income at end of period .   $    343,195      $  2,093,956      $  1,750,563      $     99,614      $     6,580
                              ============      ============      ============      ============      ===========
----------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reflected are for the period July 1, 1998 through October 31, 1998.

                                        See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                               STRATEGIC       CONSERVATIVE                          FLEXIBLE
                                GROWTH            GROWTH           BALANCED           INCOME           INCOME
                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                              ------------      ------------      ------------      ------------      -----------
Net investment income/(loss)  $   (327,265)     $  2,141,908      $  3,795,331      $    666,597      $   919,616
Net realized gain/(loss) on
  investments .............         70,811           634,997         1,600,513           180,143             (146)
Capital gain distribution
  received ................      8,834,729        29,135,400        21,083,866           950,791             --
Net change in unrealized
  appreciation of investments    2,307,572         7,816,736         1,378,617            38,924          368,927
                              ------------      ------------      ------------      ------------      -----------
Net increase in net
  assets resulting from
  operations ..............     10,885,847        39,729,041        27,858,327         1,836,455        1,288,397
Distributions to
  shareholders from:
 Net investment income:
  Class A Shares ..........           --
                                                    (974,521)       (2,029,043)         (390,981)        (687,206)
  Class B Shares ..........           --
                                                  (1,167,578)       (1,843,104)         (296,913)        (250,566)
 Distributions in excess of
   net investment income:
  Class A Shares ..........       (950,866)       (4,768,523)       (4,295,670)         (200,387)            (979)
  Class B Shares ..........     (2,366,606)       (5,713,185)       (3,902,019)         (152,174)            (357)
 Net realized gains on
   investments:
  Class A Shares ..........        (53,136)         (709,436)       (1,050,143)         (218,896)            --
  Class B Shares ..........       (140,517)         (922,315)       (1,095,753)         (167,811)            --
Net increase/(decrease) in
  net assets from
 Fund share transactions:
  Class A Shares ..........      2,069,016       (32,508,160)      (14,387,577)       (4,062,849)      (5,873,876)
  Class B Shares ..........     10,004,844        (3,587,306)        8,172,018           147,178         (544,041)
                              ------------      ------------      ------------      ------------      -----------
Net increase/(decrease) in
  net assets ..............     19,448,582       (10,621,983)        7,427,036        (3,506,378)      (6,068,628)

NET ASSETS:
Beginning of year .........     50,054,791       294,837,738       209,242,247        19,998,249       17,946,445
                              ------------      ------------      ------------      ------------      -----------
End of year ...............   $ 69,503,373      $284,215,755      $216,669,283      $ 16,491,871      $11,877,817
                              ============      ============      ============      ============      ===========
Undistributed net investment
  income at end of year ...   $    343,195      $  2,093,956      $  1,751,125      $     96,037      $     4,670
                              ============      ============      ============      ============      ===========

                                        See Notes to Financial Statements

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                             STRATEGIC GROWTH PORTFOLIO                      CONSERVATIVE GROWTH PORTFOLIO
                                    ---------------------------------------------    ---------------------------------------------
                                     YEAR ENDED     PERIOD ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED     YEAR ENDED
                                      10/31/99       10/31/98(a)       06/30/98        10/31/99       10/31/98(a)       06/30/98
                                      --------       -----------       --------        --------       -----------       --------
 AMOUNT
 CLASS A:
  Sold .........................   $  98,311,574     $  4,093,087    $  7,185,762    $  36,408,180    $  3,500,446   $  16,883,750
  Contribution in-kind (Note 1)       32,378,262          --               --          114,020,652          --              --
  Issued as reinvestment of
  dividends ....................       2,539,601          --              985,685       11,559,002          --           6,378,314
  Redeemed .....................     (84,908,722)      (1,336,913)     (6,102,431)     (36,704,083)     (9,908,928)    (55,770,224)
                                  --------------   --------------   -------------   --------------   -------------   -------------
  Net increase/(decrease) ......   $  48,320,715     $  2,756,174    $  2,069,016     $125,283,751   $  (6,408,482)   $(32,508,160)
                                   =============     ============    ============     ============   =============    ============
 CLASS B:
  Sold .........................    $181,187,449     $  8,406,722   $  16,349,909    $  94,691,081   $  12,766,400   $  29,916,859
  Issued as reinvestment of
  dividends ....................       6,458,074          --            2,469,178       17,500,095          --           7,663,465
  Redeemed .....................    (127,190,155)      (3,565,950)     (8,814,243)     (43,233,734)    (13,827,547)    (41,167,630)
                                  --------------   --------------   -------------   --------------   -------------   -------------
  Net increase/(decrease) ......   $  60,455,368     $  4,840,772     $10,004,844    $  68,957,442   $  (1,061,147)  $  (3,587,306)
                                   =============     ============    ============     ============   =============    ============
SHARES
 CLASS A:
  Sold .........................       6,888,775          353,399         602,394        2,909,519         320,925       1,496,544
  Contribution in-kind (Note 1)        2,214,655          --               --            8,509,004          --              --
  Issued as reinvestment of
  dividends ....................         205,455          --               93,688        1,017,836          --             628,647
  Redeemed .....................      (5,885,943)        (114,051)       (513,861)      (2,959,104)       (909,242)     (4,959,288)
                                  --------------   --------------   -------------   --------------   -------------   -------------
  Net increase/(decrease) ......       3,422,942          239,348         182,221        9,477,255        (588,317)     (2,834,097)
                                   =============     ============    ============     ============   =============    ============
 CLASS B:
  Sold .........................      12,957,573          731,727       1,392,992        7,693,451       1,219,668       2,663,779
  Issued as reinvestment of
  dividends ....................         525,313          --              236,345        1,547,745          --             758,711
  Redeemed .....................      (8,911,255)        (323,112)       (743,910)      (3,566,510)     (1,343,665)     (3,691,585)
                                  --------------   --------------   -------------   --------------   -------------   -------------
  Net increase/(decrease) ......       4,571,631          408,615         885,427        5,674,686        (123,997)       (269,095)
                                   =============     ============    ============     ============   =============    ============

----------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reflected are for the period July 1, 1998 through October 31,
    1998.

                                                See Notes to Financial Statements

            BALANCED PORTFOLIO                       FLEXIBLE INCOME PORTFOLIO                          INCOME PORTFOLIO
------------------------------------------   ------------------------------------------   ----------------------------------------
 YEAR ENDED    PERIOD ENDED     YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED
  10/31/99      10/31/98(a)     06/30/98       10/31/99      10/31/98(a)     06/30/98       10/31/99     10/31/98(a)    06/30/98
------------   ------------   ------------   ------------   ------------   ------------   ------------   ----------   ------------
$ 44,514,028   $  5,387,129   $ 19,339,371   $  8,898,276   $  1,695,735   $  1,432,574   $  3,483,186   $  520,319   $  1,269,248
 221,368,654           --             --      213,729,146           --             --             --           --             --
  12,792,803        379,722      7,178,526      2,987,879        102,837        794,058        238,112       65,592        352,767
 (48,700,394)    (8,764,429)   (40,905,474)   (36,362,990)      (729,961)    (6,289,481)    (3,794,693)    (699,146)    (7,495,891)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ----------   ------------
$229,975,091   $ (2,997,578)  $(14,387,577)  $189,252,311   $  1,068,611   $ (4,062,849)  $    (73,395)  $ (113,235)  $ (5,873,876)
============   ============   ============   ============   ============   ============   ============   ==========   ============

$137,812,380   $ 12,689,247   $ 27,242,146   $ 44,201,324   $  3,993,004   $  1,998,856   $ 12,710,412   $1,926,369   $  1,358,238
  14,729,178        169,403      6,704,966      1,391,288         74,833        535,294        424,051       54,623        186,208
 (41,994,797)   (11,141,204)   (25,775,094)    (9,980,221)      (536,413)    (2,386,972)    (5,025,713)    (329,684)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ----------   ------------

$110,546,761   $  1,717,446   $  8,172,018   $ 35,612,391   $  3,531,424   $    147,178   $  8,108,750   $1,651,308   $   (544,041)
============   ============   ============   ============   ============   ============   ============   ==========   ============

   3,776,656        495,626      1,719,960        822,244        162,071        134,118        344,897       50,467        123,065
  18,056,171           --             --       19,483,058           --             --             --           --             --
   1,130,113         35,208        676,566        279,908          9,780         75,144         23,554        6,367         34,204
  (4,141,436)      (796,592)    (3,640,170)    (3,411,942)       (69,274)      (586,227)      (376,831)     (67,860)      (727,213)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ----------   ------------
  18,821,504       (265,758)    (1,243,644)    17,173,268        102,577       (376,965)        (8,380)     (11,026)      (569,944)
============   ============   ============   ============   ============   ============   ============   ==========   ============

  11,686,498      1,157,429      2,426,948      4,103,474        380,195        185,916      1,252,218      187,661        131,591
   1,296,525         15,550        635,623        129,523          7,114         50,797         42,095        5,303         18,089
  (3,575,735)    (1,020,050)    (2,292,460)      (924,028)       (51,101)      (223,256)      (497,805)     (31,983)      (202,516)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ----------   ------------
   9,407,288        152,929        770,111      3,308,969        336,208         13,457        796,508      160,981        (52,836)
============   ============   ============   ============   ============   ============   ============   ==========   ============

                                                See Notes to Financial Statements

FINANCIAL highlights

STRATEGIC GROWTH PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                               INCOME FROM INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                               ---------------------------------       ----------------------------------------------------------

                                          NET REALIZED                              DISTRIBUTIONS
                NET                           AND                       DIVIDENDS     IN EXCESS     DISTRIBUTIONS
            ASSET VALUE,       NET         UNREALIZED      TOTAL FROM    FROM NET       OF NET         FROM
             BEGINNING     INVESTMENT      GAIN/(LOSS)     INVESTMENT   INVESTMENT    INVESTMENT     NET REALIZED        TOTAL
             OF PERIOD    INCOME/(LOSS)  ON INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS   DISTRIBUTIONS
            -----------   ------------    -------------    -----------  -----------   -----------     -----------     -----------
CLASS A
10/31/99      $11.67       $(0.03)++         $ 4.36          $ 4.33       $(0.22)       $(0.19)         $(0.98)         $(1.39)
10/31/98(c)    12.66        (0.02)++          (0.97)          (0.99)        --            --              --              --
06/30/98       11.26       0.00#++             2.12            2.12         --           (0.68)          (0.04)          (0.72)
06/30/97*      10.00        (0.02)++           1.90            1.88         --           (0.62)         (0.00)#          (0.62)

CLASS B
10/31/99       11.52        (0.13)++           4.31            4.18        (0.13)        (0.19)          (0.98)          (1.30)
10/31/98(c)    12.53        (0.05)++          (0.96)          (1.01)        --            --              --              --
06/30/98       11.19        (0.09)++           2.11            2.02         --           (0.64)          (0.04)          (0.68)
06/30/97*      10.00        (0.10)++           1.90            1.80         --           (0.61)         (0.00)#          (0.61)

----------------
  * The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31 from June 30.

                                                See Notes to Financial Statements

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                                 EXPENSES TO
                                                                                                              AVERAGE NET ASSETS
                                                                                                                  WITHOUT FEE
                                                              RATIO OF          RATIO OF                       WAIVERS, EXPENSES
                                                              OPERATING      NET INVESTMENT                      REIMBURSED AND/OR
            NET                            NET ASSETS,       EXPENSES TO      INCOME/(LOSS)        PORTFOLIO   FEES REDUCED BY
       ASSET VALUE,         TOTAL         END OF PERIOD      AVERAGE NET       TO AVERAGE          TURNOVER      CREDITS ALLOWED BY
       END OF PERIOD       RETURN+         (IN 000'S)       ASSETS(a)(b)       NET ASSETS            RATE      THE CUSTODIAN(a)
       -------------       -------         ----------       ------------       ----------            ----        ----------------
          $14.61           39.55 %         $ 74,678             1.07%            (0.21)%              20%           1.09%
           11.67           (7.82)%           19,690             0.95%**          (0.53)%**            10%           1.13%**
           12.66           20.11 %           18,330             0.94%             0.01 %              23%           1.08%
           11.26           19.33 %           14,253             0.90%**          (0.19)%**            33%           1.45%**

           14.40           38.60 %          130,522             1.83%            (0.97)%              20%           1.85%
           11.52           (8.06)%           51,752             1.70%**          (1.28)%**            10%           1.88%**
           12.53           19.24 %           51,173             1.68%            (0.74)%              23%           1.83%
           11.19           18.48 %           35,802             1.65%**          (0.94)%**            33%           2.20%**

                                                See Notes to Financial Statements

FINANCIAL highlights

CONSERVATIVE GROWTH PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                              INCOME FROM INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
                              ---------------------------------          ------------------------------------------------------

                                          NET REALIZED                              DISTRIBUTIONS
                NET                           AND                       DIVIDENDS     IN EXCESS     DISTRIBUTIONS
            ASSET VALUE,       NET         UNREALIZED      TOTAL FROM    FROM NET       OF NET         FROM
             BEGINNING     INVESTMENT      GAIN/(LOSS)     INVESTMENT   INVESTMENT    INVESTMENT     NET REALIZED        TOTAL
             OF PERIOD    INCOME/(LOSS)  ON INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS   DISTRIBUTIONS
            -----------   ------------    -------------    -----------  -----------   -----------     -----------     -----------
CLASS A
10/31/99      $10.97       $ 0.06++          $ 3.70          $ 3.76       $(0.20)       $(0.22)         $(0.88)         $(1.30)
10/31/98(c)    11.84         0.01             (0.88)          (0.87)        --            --              --              --
06/30/98       10.86         0.13++            1.42            1.55        (0.09)        (0.42)          (0.06)          (0.57)
06/30/97*      10.00         0.08++            1.32            1.40        (0.08)        (0.46)           --             (0.54)

CLASS B
10/31/99       10.85        (0.03)++           3.61            3.58        (0.13)        (0.21)          (0.88)          (1.22)
10/31/98(c)    11.74        (0.03)            (0.86)          (0.89)        --            --              --              --
06/30/98       10.80         0.04++            1.43            1.47        (0.08)        (0.39)          (0.06)          (0.53)
06/30/97*      10.00         0.01++            1.31            1.32        (0.01)        (0.51)           --             (0.52)

----------------
  * The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31 from June 30.

                                                See Notes to Financial Statements

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                                 EXPENSES TO
                                                                                                              AVERAGE NET ASSETS
                                                                                                                  WITHOUT FEE
                                                              RATIO OF          RATIO OF                       WAIVERS, EXPENSES
                                                              OPERATING      NET INVESTMENT                      REIMBURSED AND/OR
            NET                            NET ASSETS,       EXPENSES TO      INCOME/(LOSS)        PORTFOLIO   FEES REDUCED BY
       ASSET VALUE,         TOTAL         END OF PERIOD      AVERAGE NET       TO AVERAGE          TURNOVER      CREDITS ALLOWED BY
       END OF PERIOD       RETURN+         (IN 000'S)       ASSETS(a)(b)       NET ASSETS            RATE      THE CUSTODIAN(a)
       -------------       -------         ----------       ------------       ----------            ----        ----------------
          $13.43           36.54 %           $249,650           1.02%             0.48 %              16%           1.03%
           10.97           (7.35)%            100,024           0.95%**           0.05 %**             9%           1.03%**
           11.84           15.18 %            114,946           0.95%             1.17 %              28%           1.00%
           10.86           14.39 %            136,141           0.92%**           0.81 %**            20%           1.17%**

           13.21           34.98 %            263,911           1.77%            (0.27)%              16%           1.78%
           10.85           (7.58)%            155,064           1.70%**          (0.70)%**             9%           1.78%**
           11.74           14.44 %            169,269           1.70%            0.40 %               28%           1.74%
           10.80           13.59 %            158,697           1.67%**          0.06 %**             20%           1.92%**

                                                See Notes to Financial Statements

FINANCIAL highlights
BALANCED PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                              INCOME FROM INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
                              ---------------------------------            -------------------------------------------------------

                                          NET REALIZED                              DISTRIBUTIONS
                NET                           AND                       DIVIDENDS     IN EXCESS     DISTRIBUTIONS
            ASSET VALUE,       NET         UNREALIZED      TOTAL FROM    FROM NET       OF NET         FROM
             BEGINNING     INVESTMENT      GAIN/(LOSS)     INVESTMENT   INVESTMENT    INVESTMENT     NET REALIZED        TOTAL
             OF PERIOD    INCOME/(LOSS)  ON INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS   DISTRIBUTIONS
            -----------   ------------    -------------    -----------  -----------   -----------     -----------     -----------
CLASS A
10/31/99      $11.02       $ 0.19++          $ 2.39          $ 2.58       $(0.35)       $(0.09)         $(0.94)         $(1.38)
10/31/98(c)    11.63         0.05             (0.61)          (0.56)       (0.05)         --              --             (0.05)
06/30/98       10.95         0.22              1.25            1.47        (0.23)        (0.45)          (0.11)          (0.79)
06/30/97*      10.00         0.20++            1.27            1.47        (0.20)        (0.32)         (0.00)#          (0.52)

CLASS B
10/31/99       11.02         0.11++            2.38            2.49        (0.27)        (0.09)          (0.94)          (1.30)
10/31/98(c)    11.63         0.02             (0.61)          (0.59)       (0.02)         --              --             (0.02)
06/30/98       10.95         0.17              1.22            1.39        (0.20)        (0.40)          (0.11)          (0.71)
06/30/97*      10.00         0.14++            1.25            1.39        (0.14)        (0.30)         (0.00)#          (0.44)

----------------
  * The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31 from June 30.

                                                See Notes to Financial Statements

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                                 EXPENSES TO
                                                                                                              AVERAGE NET ASSETS
                                                                                                                  WITHOUT FEE
                                                              RATIO OF          RATIO OF                       WAIVERS, EXPENSES
                                                              OPERATING      NET INVESTMENT                      REIMBURSED AND/OR
            NET                            NET ASSETS,       EXPENSES TO      INCOME/(LOSS)        PORTFOLIO   FEES REDUCED BY
       ASSET VALUE,         TOTAL         END OF PERIOD      AVERAGE NET       TO AVERAGE          TURNOVER      CREDITS ALLOWED BY
       END OF PERIOD       RETURN+         (IN 000'S)       ASSETS(a)(b)       NET ASSETS            RATE      THE CUSTODIAN(a)
       -------------       -------         ----------       ------------       ----------            ----        ----------------
          $12.22           25.16 %         $333,639             1.03%            1.66%                39%           1.04%
           11.02           (4.85)%           93,491             0.95%**          1.22%**               3%           1.02%**
           11.63           14.32 %          101,726             0.95%            2.14%                29%           1.00%
           10.95           15.02 %          109,421             0.92%**          2.48%**              46%           1.17%**

           12.21           24.22 %          237,438             1.77%            0.92%                39%           1.78%
           11.02           (5.09)%          110,626             1.70%**          0.47%**               3%           1.77%**
           11.63           13.47 %          114,944             1.70%            1.39%                29%           1.75%
           10.95           14.23 %           99,821             1.67%**          1.73%**              46%           1.92%**

                                                See Notes to Financial Statements

FINANCIAL highlights

FLEXIBLE INCOME PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                             INCOME FROM INVESTMENT OPERATIONS                                   LESS DISTRIBUTIONS
                             ---------------------------------              ---------------------------------------------------

                                          NET REALIZED                              DISTRIBUTIONS
                NET                           AND                       DIVIDENDS     IN EXCESS     DISTRIBUTIONS
            ASSET VALUE,       NET         UNREALIZED      TOTAL FROM    FROM NET       OF NET         FROM
             BEGINNING     INVESTMENT      GAIN/(LOSS)     INVESTMENT   INVESTMENT    INVESTMENT     NET REALIZED        TOTAL
             OF PERIOD    INCOME/(LOSS)  ON INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS   DISTRIBUTIONS
            -----------   ------------    -------------    -----------  -----------   -----------     -----------     -----------
CLASS A
10/31/99      $10.63       $ 0.40++          $ 0.57##        $ 0.97       $(0.48)       $(0.00)#        $(0.37)         $(0.85)
10/31/98(c)    10.79         0.12             (0.15)          (0.03)       (0.13)         --              --             (0.13)
06/30/98       10.57         0.45              0.67            1.12        (0.45)        (0.21)          (0.24)          (0.90)
06/30/97*      10.00         0.43++            0.70            1.13        (0.43)        (0.13)         (0.00)#          (0.56)

CLASS B
10/31/99       10.63         0.33++          0.56##            0.89        (0.40)       (0.00)#          (0.37)          (0.77)
10/31/98(c)    10.79         0.10             (0.16)          (0.06)       (0.10)         --              --             (0.10)
06/30/98       10.57         0.31              0.73            1.04        (0.37)        (0.21)          (0.24)          (0.82)
06/30/97*      10.00         0.38++            0.68            1.06        (0.38)        (0.11)         (0.00)#          (0.49)
----------------

  * The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31 from June 30.

                                                See Notes to Financial Statements

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                                 EXPENSES TO
                                                                                                              AVERAGE NET ASSETS
                                                                                                                  WITHOUT FEE
                                                              RATIO OF          RATIO OF                       WAIVERS, EXPENSES
                                                              OPERATING      NET INVESTMENT                      REIMBURSED AND/OR
            NET                            NET ASSETS,       EXPENSES TO      INCOME/(LOSS)        PORTFOLIO   FEES REDUCED BY
       ASSET VALUE,         TOTAL         END OF PERIOD      AVERAGE NET       TO AVERAGE          TURNOVER      CREDITS ALLOWED BY
       END OF PERIOD       RETURN+         (IN 000'S)       ASSETS(a)(b)       NET ASSETS            RATE      THE CUSTODIAN(a)
       -------------       -------         ----------       ------------       ----------            ----        ----------------
          $10.75            9.39 %         $194,404             1.00%            3.86%                31%           1.06%
           10.63           (0.26)%            9,766             0.95%**          3.62%**              15%           1.37%**
           10.79           11.07 %            8,808             0.95%            4.07%                24%           1.23%
           10.57           11.58 %           12,613             0.92%**          4.95%**              54%           1.67%**

           10.75            8.60 %           46,821             1.75%            3.11%                31%           1.81%
           10.63           (0.51)%           11,142             1.70%**          2.87%**              15%           2.12%**
           10.79           10.24 %            7,684             1.70%            3.32%                24%           1.98%
           10.57           10.80 %            7,385             1.67%**          4.20%**              54%           2.42%**


                                                See Notes to Financial Statements

FINANCIAL highlights

INCOME PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           INCOME FROM INVESTMENT OPERATIONS                                   LESS DISTRIBUTIONS
            ---------------------------------------------------------  ----------------------------------------------------------

                                          NET REALIZED                              DISTRIBUTIONS
                NET                           AND                       DIVIDENDS     IN EXCESS     DISTRIBUTIONS
            ASSET VALUE,       NET         UNREALIZED      TOTAL FROM    FROM NET       OF NET         FROM
             BEGINNING     INVESTMENT      GAIN/(LOSS)     INVESTMENT   INVESTMENT    INVESTMENT     NET REALIZED        TOTAL
             OF PERIOD    INCOME/(LOSS)  ON INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS   DISTRIBUTIONS
            -----------   ------------    -------------    -----------  -----------   -----------     -----------     -----------
CLASS A
10/31/99      $10.25       $ 0.56            $(0.27)         $ 0.29       $(0.57)       $(0.01)         $(0.02)         $(0.60)
10/31/98(c)    10.34         0.19             (0.09)           0.10        (0.19)         --              --             (0.19)
06/30/98       10.13         0.64              0.22            0.86        (0.65)       (0.00)#           --             (0.65)
06/30/97*      10.00         0.58++          0.14##            0.72        (0.58)        (0.01)         (0.00)#          (0.59)

CLASS B
10/31/99       10.25         0.50             (0.29)           0.21        (0.49)        (0.01)          (0.02)          (0.52)
10/31/98(c)    10.34         0.16             (0.09)           0.07        (0.16)         --              --             (0.16)
06/30/98       10.13         0.56              0.22            0.78        (0.57)       (0.00)#           --             (0.57)
06/30/97*      10.00         0.51++          0.14##            0.65        (0.51)        (0.01)         (0.00)#          (0.52)

----------------

  * The Portfolio's Class A and Class B shares commenced operations on July 25, 1996.
 ** Annualized.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(c) Fiscal year end changed to October 31 from June 30.

                                                See Notes to Financial Statements

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         ------------------------------------------------------------------------------------------
                                                                                                              RATIO OF OPERATING
                                                                                                                 EXPENSES TO
                                                                                                              AVERAGE NET ASSETS
                                                                                                                  WITHOUT FEE
                                                              RATIO OF          RATIO OF                       WAIVERS, EXPENSES
                                                              OPERATING      NET INVESTMENT                      REIMBURSED AND/OR
            NET                            NET ASSETS,       EXPENSES TO      INCOME/(LOSS)        PORTFOLIO   FEES REDUCED BY
       ASSET VALUE,         TOTAL         END OF PERIOD      AVERAGE NET       TO AVERAGE          TURNOVER      CREDITS ALLOWED BY
       END OF PERIOD       RETURN+         (IN 000'S)       ASSETS(a)(b)       NET ASSETS            RATE      THE CUSTODIAN(a)
       -------------       -------         ----------       ------------       ----------            ----        ----------------

          $ 9.94            2.89%            $ 7,297             1.00%             5.57%              51%           1.24%
           10.25            0.96%              7,611             0.95%**           5.40%**            22%           1.53%**
           10.34            8.71%              7,793             0.95%             6.23%              14%           1.25%
           10.13            7.38%             13,410             0.93%**           6.09%**            56%           1.65%**

            9.94            2.05%             13,443             1.74%             4.83%              51%           1.98%
           10.25            0.70%              5,698             1.70%**           4.65%**            22%           2.28%**
           10.34            7.90%              4,084             1.70%             5.48%              14%           2.01%
           10.13            6.63%              4,537             1.68%**           5.34%**            56%           2.40%**


                                                See Notes to Financial Statements

PORTFOLIO of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

OCTOBER 31, 1999

    SHARES                                                             VALUE
    ------                                                             -----

INVESTMENT COMPANY SECURITIES - 99.4%
   2,846,963  WM Growth Fund ................................      $ 85,295,009
   3,136,091  WM Growth & Income Fund .......................        77,304,640
   1,751,557  WM International Growth Fund ..................        19,547,373
  15,762,576  WM Money Market Fund ..........................        15,762,576
     190,480  WM Northwest Fund .............................         6,103,001
                                                                   ------------

              Total Investment Company Securities
                (Cost $172,584,236) .........................       204,012,599
                                                                   ------------
 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 0.3%
(Cost $567,000)

$    567,000  Agreement with Boston Safe Deposit & Trust
                Company, 4.150%dated 10/29/1999, to be
                repurchased at $567,196 on 11/01/1999
                collateralized by $608,036 Federal Home
                Loan Mortgage Corporation, 6.000% due
                01/01/2019 (Market Value $575,923) ..........           567,000
                                                                   ------------

TOTAL INVESTMENTS (COST $173,151,236*) ...............   99.7%      204,579,599
OTHER ASSETS AND LIABILITIES (NET) ...................    0.3           620,611
                                                        -----      ------------
NET ASSETS ...........................................  100.0%     $205,200,210
                                                        =====      ============
----------------
* Aggregate cost for federal tax purposes is $174,097,644.

                        See Notes to Financial Statements

PORTFOLIO of INVESTMENTS

CONSERVATIVE GROWTH PORTFOLIO

OCTOBER 31, 1999

    SHARES                                                             VALUE
    ------                                                             -----

INVESTMENT COMPANY SECURITIES - 99.2%
   5,682,127  WM Growth Fund ................................      $170,236,538
   7,472,511  WM Growth & Income Fund .......................       184,197,391
   1,654,617  WM High Yield Fund ............................        14,742,642
     558,976  WM Income Fund ................................         5,025,194
   6,348,711  WM International Growth Fund ..................        70,851,616
  39,489,164  WM Money Market Fund ..........................        39,489,164
   2,194,367  WM Short Term High Quality Bond Fund ..........         5,025,100
   1,880,307  WM U.S. Government Securities Fund ............        19,762,026
                                                                   ------------

              Total Investment Company Securities
                (Cost $428,283,779) .........................       509,329,671
                                                                   ------------

 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 0.7%
(Cost $3,492,000)

$  3,492,000  Agreement with Boston Safe Deposit & Trust
                Company, 4.150% dated 10/29/1999, to be
                repurchased at $3,493,208, on 11/01/1999
                collateralized by $3,744,728 Federal Home
                Loan Mortgage Corporation, 6.000% due
                01/01/2019 (Market Value $3,546,960) ........         3,492,000
                                                                   ------------

TOTAL INVESTMENTS (COST $431,775,779*) ..............    99.9%      512,821,671
OTHER ASSETS AND LIABILITIES (NET) ..................     0.1           738,811
                                                        -----      ------------
NET ASSETS ..........................................   100.0%     $513,560,482
                                                        =====      ============
----------------
*Aggregate cost for federal tax purposes is $433,206,848.

                        See Notes to Financial Statements

PORTFOLIO of INVESTMENTS

BALANCED PORTFOLIO

OCTOBER 31, 1999

    SHARES                                                             VALUE
    ------                                                             -----

INVESTMENT COMPANY SECURITIES - 98.7%
   3,910,122  WM Growth Fund ................................      $117,147,259
   6,233,760  WM Growth & Income Fund .......................       153,662,181
   1,241,501  WM High Yield Fund ............................        11,061,775
   1,844,167  WM Income Fund ................................        16,579,065
   6,563,111  WM International Growth Fund ..................        73,244,320
  36,070,481  WM Short Term High Quality Bond Fund ..........        82,601,401
  10,417,446  WM U.S. Government Securities Fund ............       109,487,351
                                                                   ------------

                Total Investment Company Securities
                  (Cost $524,004,067) .......................       563,783,352
                                                                   ------------

 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 0.8%
(Cost $4,589,000)

$  4,589,000  Agreement with Boston Safe Deposit & Trust
                Company, 4.150% dated 10/29/1999, to be
                repurchased at $4,590,587 on 11/01/1999
                collateralized by $4,921,122 Federal Home
                Loan Mortgage Corporation, 6.000% due
                01/01/2019 (Market Value $4,661,225) ........         4,589,000
                                                                   ------------

TOTAL INVESTMENTS (COST $528,593,067*) ..............    99.5%      568,372,352
OTHER ASSETS AND LIABILITIES (NET) ..................     0.5         2,705,268
                                                        -----      ------------
NET ASSETS ..........................................   100.0%     $571,077,620
                                                        =====      ============
----------------
* Aggregate cost for federal tax purposes is $530,450,570.

                        See Notes to Financial Statements

PORTFOLIO of INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

OCTOBER 31, 1999

    SHARES                                                             VALUE
    ------                                                             -----

INVESTMENT COMPANY SECURITIES - 100.0%
     456,932  WM Growth Fund ................................      $ 13,689,687
   1,888,744  WM Growth & Income Fund .......................        46,557,535
   1,334,499  WM High Yield Fund ............................        11,890,384
   5,392,640  WM Income Fund ................................        48,479,838
  23,942,090  WM Money Market Fund ..........................        23,942,090
  21,029,171  WM Short Term High Quality Bond Fund ..........        48,156,803
   4,606,893  WM U.S. Government Securities Fund ............        48,418,441
                                                                   ------------

TOTAL INVESTMENTS (COST $245,582,774*) ...............  100.0%      241,134,778
OTHER ASSETS AND LIABILITIES (NET) ...................    0.0#           90,422
                                                        -----      ------------
NET ASSETS ...........................................  100.0%     $241,225,200
                                                        =====      ============
----------------
* Aggregate cost for federal tax purposes is $245,709,811.
# Amount represents less than 0.1% of net assets.

                        See Notes to Financial Statements

PORTFOLIO of INVESTMENTS

INCOME PORTFOLIO

OCTOBER 31, 1999

    SHARES                                                             VALUE
    ------                                                             -----

INVESTMENT COMPANY SECURITIES - 97.2%
     226,136  WM High Yield Fund ............................      $  2,014,874
     673,236  WM Income Fund ................................         6,052,392
   2,019,898  WM Money Market Fund ..........................         2,019,898
   1,321,291  WM Short Term High Quality Bond Fund ..........         3,025,756
     670,319  WM U.S. Government Securities Fund ............         7,045,053
                                                                   ------------

                Total Investment Company Securities
                  (Cost $20,546,057) ........................        20,157,973
                                                                   ------------

 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 1.9%
(Cost $386,000)

$    386,000  Agreement with Boston Safe Deposit & Trust
                Company, 4.150% dated 10/29/1999, to be
                repurchased at $386,133 on 11/01/1999
                collateralized by $413,936 Federal Home
                Loan Mortgage Corporation, 6.000% due
                01/01/2019 (Market Value $392,075) ..........           386,000
                                                                   ------------

TOTAL INVESTMENTS (COST $20,932,057*) ................   99.1%       20,543,973
OTHER ASSETS AND LIABILITIES (NET) ...................    0.9           195,543
                                                        -----       -----------
NET ASSETS ...........................................  100.0%      $20,739,516
                                                        =====      ============
----------------
*Aggregate cost for federal tax purposes is $20,975,574.

                        See Notes to Financial Statements

NOTES to FINANCIAL statements

WM STRATEGIC ASSETS MANAGEMENT PORTFOLIO

1.  ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a business entity commonly known as a "Limited Liability Company." Effective as of the close of business on July 16, 1999, the LLC adopted the Notification of Registration from WM Strategic Asset Management Portfolios which was organized under the laws of Massachusetts on March 26, 1996 as a business entity commonly known as a "Massachusetts business trust". The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios; the Strategic Growth and the Conservative Growth Portfolios (the "Equity Portfolios"), and the Balanced, the Flexible Income and the Income Portfolios (the "Fixed Income Portfolios") (each a "Portfolio" and collectively, the "Portfolios"). Also on July 16, 1999, the Griffin Portfolio Builder Accounts (asset allocation accounts that were invested in certain Funds in the WM Group of Funds) contributed all of their assets in kind to the LLC in a tax-free exchange for shares of Portfolios with similar objectives. Each of the Portfolios offers two classes of shares: Class A shares and Class B shares. Class A shares are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge. Class B shares are subject to a CDSC if redeemed within five years from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I Shares of certain funds in the WM Group of Funds (collectively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percentages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolio. The advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less at the time of purchase are valued at amortized cost.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Balanced Portfolio, Flexible Income Portfolio and Income Portfolio are declared daily and paid monthly. Dividends from the net investment income of the Conservative Growth Portfolio are declared and paid quarterly. Dividends from the net investment income of the Strategic Growth Portfolio are declared and paid semi-annually. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 1999 exclude these adjustments:

                                                                      DECREASE
                                                     INCREASE        ACCUMULATED
                                  DECREASE      UNDISTRIBUTED NET   NET REALIZED
                              PAID-IN CAPITAL   INVESTMENT INCOME    GAIN/(LOSS)
                              ---------------   -----------------    -----------

Strategic Growth Portfolio ...  $(1,170,795)        $2,799,251      $(1,628,456)
Conservative Growth Portfolio    (1,176,325)         6,306,093       (5,129,768)
Balanced Portfolio ...........      (18,148)         2,834,817       (2,816,669)
Flexible Income Portfolio ....       (6,954)            78,751          (71,797)
Income Portfolio .............       (6,009)            18,194          (12,185)

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the LLC. As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets. WM Shareholder Services, Inc., an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to the Portfolios and is entitled to a monthly fee at an annual rate of 0.50% of average daily net assets of each Portfolio.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the year ended October 31, 1999 are as follows:

NAME OF PORTFOLIO                          FEES WAIVED       EXPENSES REIMBURSED
-----------------                          -----------       -------------------
Strategic Growth Portfolio ............      $25,530               $  --
Conservative Growth Portfolio .........       49,644                  --
Balanced Portfolio ....................       34,597                  --
Flexible Income Portfolio .............       54,603                  --
Income Portfolio ......................       27,945                18,050

WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Portfolios. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are as follows:

NAME OF PORTFOLIO                              CLASS A               CLASS B
-----------------                              -------               -------
The Fixed Income Portfolios:
(11/01/1998-09/30/1999) ................        $1.45                 $1.55
(10/01/1999-10/31/1999 .................         1.35                  1.35
The Equity Portfolios:
(11/01/1998-09/30/1999 .................         1.25                  1.35
(10/01/1999-10/31/1999) ................         1.35                  1.35

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 1999 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other Trusts advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person and $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the LLC's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees who have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the LLC's assets.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and B shares of the Portfolios. For the year ended October 31, 1999, the Distributor and WM Financial Services, Inc. ("WM Securities") received $1,246,903 and $46,910, respectively, representing commissions (front end sales charges) on Class A shares. In addition, the Distributor and WM Securities received $8,599,160 and $134,806, respectively, representing CDSC Fees from Class B shares.

Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A shares ("Class A Plan") and one for the Class B shares ("Class B Plan"). Under the Class A and Class B Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition, under the Class B Plan, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B shares for the Portfolios.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 1999 were as follows:

NAME OF PORTFOLIO                             PURCHASES               SALES
-----------------                             ---------               -----
Strategic Growth Portfolio .............     $127,297,276          $ 26,078,048
Conservative Growth Portfolio ..........      228,929,166            56,416,149
Balanced Portfolio .....................      446,928,496           129,436,905
Flexible Income Portfolio ..............      255,057,565            30,169,997
Income Portfolio .......................       17,239,324             9,229,094

At October 31, 1999, aggregate gross unrealized appreciation for all Underlying Funds in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there is an excess of tax cost over value were as follows:

                                              TAX BASIS             TAX BASIS
                                              UNREALIZED            UNREALIZED
NAME OF PORTFOLIO                            APPRECIATION          DEPRECIATION
-----------------                            ------------          ------------
Strategic Growth Portfolio .............     $30,481,955            $   --
Conservative Growth Portfolio ..........      80,071,249               456,426
Balanced Portfolio .....................      40,705,072             2,783,290
Flexible Income Portfolio ..............         895,488             5,470,521
Income Portfolio .......................          --                   431,601

7.  SHARES OF BENEFICIAL INTEREST

The LLC may issue an unlimited number of shares of beneficial interest, each without par value.

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9.  CAPITAL LOSS CARRYFORWARDS

At October 31, 1999, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                                  EXPIRING
                                                                  IN 2007
                                                                   ------
Strategic Growth Portfolio ................................          $7

10.  RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the WM Growth Fund, 50% of its total assets in the WM Emerging Growth Fund and 25% of its total assets in the WM High Yield Fund, each of which Underlying Funds may invest as much as 35% (100% in the case of the High Yield
Fund) of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios may invest as much as 50% of their total assets in the WM Growth or WM Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the WM International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities, including those resulting from adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

INDEPENDENT auditors' REPORT

To the Trustees and Shareholders of
WM Strategic Asset Management Portfolios:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Flexible Income Portfolio and WM Income Portfolio, (the "Portfolios") as of October 31, 1999 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements changes in net assets of the Portfolios' for the year ended June 30, 1998 and financial highlights for the periods ended June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Portfolios at October 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the respective stated periods ended October 31, 1999 and 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
December 15, 1999

SPECIAL  meeting OF  shareholders (unaudited)

WM STRATEGIC ASSETS MANAGEMENT PORTFOLIO

SHAREHOLDER VOTES

1. A special meeting of the Portfolios' shareholders was held on June 23, 1999, with an adjournment to July 14, 1999, at which shareholders approved the reorganization of each of the Portfolios as a series of a Massachusetts business trust into a series of a Massachusetts Limited Liability Company.

                                   FOR        AGAINST    ABSTAINED      TOTAL
                                   ---        -------    ---------      -----

Strategic Growth Portfolio       4,481,275     96,202     270,622      4,848,099
Conservative Growth Portfolio   13,924,252    332,282     739,377     14,995,911
Balanced Portfolio              11,990,085    155,686     721,394     12,867,165
Flexible Income Portfolio        1,841,772     11,549     146,622      1,999,943
Income Portfolio                 1,024,011      9,694      68,458      1,102,163

TAX information (unaudited)

WM STRATEGIC ASSETS MANAGEMENT PORTFOLIO

YEAR ENDED OCTOBER 31, 1999

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

NAME OF PORTFOLIO

Strategic Growth Portfolio .........................................    19.13%
Conservative Growth Portfolio ......................................    13.74%
Balanced Portfolio .................................................     8.67%
Flexible Income Portfolio ..........................................     3.83%
Income Portfolio ...................................................     2.25%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

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This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fundshare price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.

Member NASD
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